                                                                   EXHIBIT 10.17

================================================================================

                                [JPMORGAN LOGO]


                                CREDIT AGREEMENT

                                   dated as of

                                  June 8, 2001

                                      among

                            TRINITY INDUSTRIES, INC.,
                                  as Borrower,

                            The Lenders Party Hereto,

                            THE CHASE MANHATTAN BANK,

                            as Administrative Agent,

              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,

                              as Syndication Agent

                                       and

                      THE BANK OF TOKYO - MITSUBISHI, LTD.,

                                BANK ONE, NA and

                                 SUNTRUST BANK,

                             as Documentation Agents

                                   ----------

                           J.P. MORGAN SECURITIES INC.

                                       and

                 DRESDNER KLEINWORT WASSERSTEIN SECURITIES LLC,

                  as Co-Lead Arrangers and Joint Book Managers

================================================================================

                               TABLE OF CONTENTS


                                                          ARTICLE I
                                                         DEFINITIONS

SECTION 1.01               DEFINED TERMS..........................................................................1
SECTION 1.02               CLASSIFICATION OF LOANS AND BORROWINGS................................................20
SECTION 1.03               TERMS GENERALLY.......................................................................20
SECTION 1.04               ACCOUNTING TERMS; GAAP................................................................20

                                                          ARTICLE II
                                                         THE CREDITS

SECTION 2.01               COMMITMENTS...........................................................................21
SECTION 2.02               LOANS AND BORROWINGS..................................................................22
SECTION 2.03               REQUESTS FOR BORROWINGS...............................................................22
SECTION 2.04               COMPETITIVE BID PROCEDURE.............................................................23
SECTION 2.05               LETTERS OF CREDIT.....................................................................25
SECTION 2.06               FUNDING OF BORROWINGS.................................................................29
SECTION 2.07               INTEREST ELECTIONS....................................................................30
SECTION 2.08               TERMINATION AND REDUCTION OF COMMITMENTS..............................................31
SECTION 2.09               REPAYMENT OF LOANS; EVIDENCE OF DEBT..................................................32
SECTION 2.10               PREPAYMENT OF LOANS...................................................................32
SECTION 2.11               FEES..................................................................................33
SECTION 2.12               INTEREST..............................................................................34
SECTION 2.13               ALTERNATE RATE OF INTEREST............................................................35
SECTION 2.14               INCREASED COSTS.......................................................................36
SECTION 2.15               BREAK FUNDING PAYMENTS................................................................37
SECTION 2.16               TAXES.................................................................................38
SECTION 2.17               PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS...........................38
SECTION 2.18               ILLEGALITY............................................................................40
SECTION 2.19               MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS........................................41

                                                         ARTICLE III
                                               REPRESENTATIONS AND WARRANTIES

SECTION 3.01               ORGANIZATION; POWERS..................................................................42
SECTION 3.02               AUTHORIZATION; ENFORCEABILITY.........................................................42
SECTION 3.03               GOVERNMENTAL APPROVALS; NO CONFLICTS..................................................42
SECTION 3.04               FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE.......................................42
SECTION 3.05               PROPERTIES............................................................................43
SECTION 3.06               LITIGATION AND ENVIRONMENTAL MATTERS..................................................43
SECTION 3.07               COMPLIANCE WITH LAWS AND AGREEMENTS...................................................43
SECTION 3.08               INVESTMENT AND HOLDING COMPANY STATUS.................................................44
SECTION 3.09               TAXES.................................................................................44
SECTION 3.10               ERISA.................................................................................44

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
SECTION 3.11               SUBSIDIARIES..........................................................................44
SECTION 3.12               BURDENSOME OBLIGATIONS................................................................44
SECTION 3.13               EMPLOYEE MATTERS......................................................................44
SECTION 3.14               DISCLOSURE............................................................................45
SECTION 3.15               MARGIN STOCK..........................................................................45
SECTION 3.16               PRIMARY BUSINESS......................................................................45

                                                             ARTICLE IV
                                                             CONDITIONS

SECTION 4.01               EFFECTIVE DATE........................................................................45
SECTION 4.02               EACH CREDIT EVENT.....................................................................47

                                                             ARTICLE V
                                                       AFFIRMATIVE COVENANTS

SECTION 5.01               FINANCIAL STATEMENTS AND OTHER INFORMATION............................................47
SECTION 5.02               NOTICES OF MATERIAL EVENTS............................................................48
SECTION 5.03               EXISTENCE; CONDUCT OF BUSINESS........................................................49
SECTION 5.04               PAYMENT OF OBLIGATIONS................................................................49
SECTION 5.05               MAINTENANCE OF PROPERTIES; INSURANCE..................................................49
SECTION 5.06               BOOKS AND RECORDS; INSPECTION RIGHTS..................................................50
SECTION 5.07               COMPLIANCE WITH LAWS..................................................................50
SECTION 5.08               USE OF PROCEEDS.......................................................................50
SECTION 5.09               MAINTENANCE OF DEBT RATINGS...........................................................50

                                                             ARTICLE VI
                                                         NEGATIVE COVENANTS

SECTION 6.01               INDEBTEDNESS..........................................................................50
SECTION 6.02               LIENS.................................................................................52
SECTION 6.03               FUNDAMENTAL CHANGES...................................................................52
SECTION 6.04               INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND ACQUISITIONS.............................53
SECTION 6.05               HEDGING AGREEMENTS....................................................................53
SECTION 6.06               RESTRICTED PAYMENTS...................................................................53
SECTION 6.07               TRANSACTIONS WITH AFFILIATES..........................................................54
SECTION 6.08               RESTRICTIVE AGREEMENTS................................................................54
SECTION 6.09               FINANCIAL COVENANTS...................................................................54
SECTION 6.10               FISCAL YEAR...........................................................................55
SECTION 6.11               CAPITAL EXPENDITURES..................................................................55


                                                             ARTICLE VII
                                                         EVENTS OF DEFAULT


                                                            ARTICLE VIII
                                                               AGENTS



                                       ii
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
                                                             ARTICLE IX
                                                            MISCELLANEOUS

SECTION 9.01               NOTICES...............................................................................59
SECTION 9.02               WAIVERS; AMENDMENTS...................................................................59
SECTION 9.03               EXPENSES; INDEMNITY; DAMAGE WAIVER....................................................60
SECTION 9.04               SUCCESSORS AND ASSIGNS................................................................62
SECTION 9.05               SURVIVAL..............................................................................64
SECTION 9.06               COUNTERPARTS; INTEGRATION; EFFECTIVENESS..............................................64
SECTION 9.07               SEVERABILITY..........................................................................65
SECTION 9.08               RIGHT OF SETOFF.......................................................................65
SECTION 9.09               GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS............................65
SECTION 9.10               WAIVER OF JURY TRIAL..................................................................66
SECTION 9.11               HEADINGS..............................................................................66
SECTION 9.12               CONFIDENTIALITY.......................................................................66
SECTION 9.13               INTEREST RATE LIMITATION..............................................................67
SECTION 9.14               CO-ARRANGERS; SYNDICATION AGENT; DOCUMENTATION AGENTS.................................68
SECTION 9.15               NO ORAL AGREEMENTS....................................................................68




SCHEDULES:


Schedule 1.01 -- Existing Letters of Credit
Schedule 2.01 -- Commitments
Schedule 3.06 -- Disclosed Matters
Schedule 3.11 -- Subsidiaries
Schedule 3.13 -- Employee Matters
Schedule 6.01 -- Existing Indebtedness
Schedule 6.02 -- Existing Liens
Schedule 6.03 -- Permitted Asset Sales
Schedule 6.04 -- Existing Investments
Schedule 6.08 -- Existing Restrictions

EXHIBITS:

Exhibit A -- Form of Assignment and Acceptance
Exhibit B -- Form of Subsidiary Guaranty
Exhibit C -- Form of Borrowing Request
Exhibit D -- Form of Interest Election Request
Exhibit E -- Form of Certificate of Conversion
Exhibit F -- Form of Additional Revolving Loan Assumption Agreement Exhibit G -- Form of Compliance Certificate


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



                                CREDIT AGREEMENT


                  THIS CREDIT AGREEMENT (this "Agreement") is made and entered into as of June 8, 2001, among TRINITY INDUSTRIES, INC., a Delaware corporation ("Borrower"), THE CHASE MANHATTAN BANK, individually as a Lender and Issuing Bank and as Administrative Agent, DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, individually as a Lender and as Syndication Agent, THE BANK OF TOKYO - MITSUBISHI, LTD., BANK ONE, NA and SUNTRUST BANK, each individually as a Lender and collectively as Documentation Agents, and each of the lenders that is a signatory hereto or which hereafter becomes a party hereto as provided in
Section 9.04 (individually, a "Lender" and collectively, "Lenders").

                  The parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

                  SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

                  "Additional Revolving Commitment" shall have the meaning set forth in Section 2.01(c) hereof.

                  "Additional Revolving Loan" shall have the meaning set forth in Section 2.01(c) hereof.

                  "Additional Revolving Loan Assumption Agreement" means and includes each Additional Revolving Loan Assumption Agreement in the form of Exhibit F hereto executed in accordance with Section 2.01(c) hereof.

                  "Additional Revolving Loan Assumption Date" means each date on which one or more Additional Revolving Loan Assumption Agreements are delivered to the Administrative Agent pursuant to Section 2.01(c) hereof.

                  "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/32 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

                  "Administrative Agent" means The Chase Manhattan Bank, in its capacity as administrative agent for the Lenders hereunder.

                  "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

                  "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "Agents" means each of the Administrative Agent, the Syndication Agent and each Documentation Agent.

                  "Agreement" means this Credit Agreement, as it may be amended, modified, restated or supplemented and in effect from time to time.

                  "Alternate Base Rate" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

                  "Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

                  "Applicable Rate" means, for any day, with respect to any Eurodollar Loan, or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Eurodollar Revolving Spread", "Eurodollar Term Spread" or "Facility Fee Rate", as the case may be, based upon the ratings by Moody's and S&P, respectively, applicable on such date to the Index Debt:


                                     Eurodollar           Eurodollar Term          Facility Fee
       Index Debt Ratings         Revolving Spread           Spread                   Rate
       ------------------         ----------------        ---------------          -------------
         Category 1                    0.525%                 1.000%                 0.100%
       A-/A3 or higher

         Category 2                    0.625%                 1.125%                 0.125%
          BBB+/Baa1

         Category 3                    0.725%                 1.250%                 0.150%
          BBB/Baa2

         Category 4                    0.825%                 1.375%                 0.175%
          BBB-/Baa3

         Category 5                    1.050%                 1.500%                 0.200%
      BB+/Ba1 or lower




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

                  For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 5;
(ii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall fall within different Categories, the Applicable Rate shall be based on the higher of the two ratings unless one of the two ratings is two or more Categories lower than the other, in which case the Applicable Rate shall be determined by reference to the Category next below that of the higher of the two ratings; and (iii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate or subordinated debt obligations (as applicable), the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

                  "Assessment Rate" means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent.

                  "Asset Disposition" means any sale, securitization, assignment, lease, license, exchange, conversion or other disposition by the Borrower of any of its assets, including pursuant to any casualty or condemnation proceeding affecting such assets, but excluding (i) any of the foregoing expressly permitted by Section 6.03 hereof, and (ii) the sale of inventory in the ordinary course of business.

                  "Assuming Lender" shall have the meaning set forth in Section 2.01(c).

                  "Authorized Officer" means the Chairman, the President, the Chief Financial Officer, any Senior Vice President, any Vice President or the Treasurer of the Borrower or any Material Subsidiary, as applicable, or any other officer of the Borrower or any Material Subsidiary specified to the Administrative Agent in writing by any of the aforementioned officers of the Borrower or any Material Subsidiary.

                  "Availability Period" means the period from and including the Effective Date to but excluding the Revolving Commitment Termination Date.

                  "Base CD Rate" means the sum of (a) the Three Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

                  "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

                  "Borrower" shall have the meaning set forth in the initial paragraph hereof.

                  "Borrowing" means (a) Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Competitive Loan or group of Competitive Loans of the same Type made on the same date and as to which a single Interest Period is in effect.

                  "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03, in substantially the form of Exhibit C or any other form approved by the Administrative Agent.

                  "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Dallas, Texas are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Capital Expenditures" means, as to any Person for any period, all expenditures (whether paid in cash or accrued as a liability, including the portion of Capital Lease Obligations originally incurred during such period that are capitalized on the consolidated balance sheet of the Borrower) by such Person and its Subsidiaries during such period that, in conformity with GAAP, are included in "capital expenditures," "additions to property, plant or equipment" or comparable items on the consolidated financial statements of such Person, but excluding expenditures for the restoration, repair or replacement of any fixed or capital asset that was destroyed or damaged, in whole or in part, in an amount equal to any insurance proceeds received in connection with such destruction or damage.

                  "Capital Expenditures (Leasing Company)" means, for any period, Capital Expenditures transferred, assigned or otherwise conveyed to TILC.

                  "Capital Expenditures (Non-Leasing Company)" means, for any period, all Capital Expenditures other than Capital Expenditures (Leasing Company).

                  "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Certificate of Conversion" means a certificate of the Borrower, executed by an Authorized Officer of the Borrower and delivered to the Administrative Agent not less than 60 days prior to the Revolving Commitment Termination Date, in substantially the form of Exhibit E, which requests the making of the Term Loans by the Lenders pursuant to Section 2.01(b).

                  "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of shares representing more than thirty percent (30)% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated; or (c) the acquisition of direct or indirect Control of the Borrower by any Person or group.

                  "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

                  "Chase" means The Chase Manhattan Bank, in its individual capacity or as an Issuing Bank, as the case may be, and not as Administrative Agent.

                  "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Competitive Loans or Term Loans.

                  "Co-Arrangers" means J.P. Morgan Securities Inc. and Dresdner Kleinwort Wasserstein Securities LLC in their capacities as Co-Lead Arrangers and Joint Book Managers.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Commitment" means, as to any Lender, such Lender's Revolving Commitment or Term Commitment then in effect, as the case may be.

                  "Competitive Bid" means an offer by a Lender to make a Competitive Loan in accordance with Section 2.04.

                  "Competitive Bid Rate" means, with respect to any Competitive Bid, the Margin or the Fixed Rate, as applicable, offered by the Lender making such Competitive Bid.

                  "Competitive Bid Request" means a request by the Borrower for Competitive Bids in accordance with Section 2.04.

                  "Competitive Loan" means a Loan made pursuant to Section 2.04.

                  "Consolidated Net Worth" means, at any time and from time to time, the consolidated shareholder's equity of the Borrower and its Subsidiaries, determined in accordance with GAAP.

                  "Consolidated Subsidiaries" means, for any Person, any subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

                  "Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Loans (other than any Competitive Loans) and its LC Exposure at such time.

                  "Debt Offering" means the incurrence by the Borrower of Indebtedness whether or not occurring in connection with the issuance or sale of notes, bonds, debentures or other debt securities; provided that the incurrence of any Indebtedness borrowed under this Agreement or expressly permitted by
Section 6.01 hereof (other than the Indebtedness described in Section 6.01(k)) will not constitute a Debt Offering for purposes of this Agreement.

                  "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Disclosed Matters" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

                  "Documentation Agents" means The Bank of Tokyo - Mitsubishi, Ltd., Bank One, NA and SunTrust Bank, in their capacities as documentation agents for the Lenders hereunder.

                  "dollars" or "$" refers to lawful money of the United States of America.

                  "EBITDA" means, as to the Borrower for any period, without duplication, the amount equal to the following calculated for the Borrower and its consolidated Subsidiaries on a consolidated basis: net income determined in accordance with GAAP, plus to the extent deducted from net income, Interest Expense, depreciation, amortization, income and franchise tax expenses, and, with respect to the Borrower's Fiscal Year ended March 31, 2001, non-cash and cash charges in an aggregate amount not to exceed $174,000,000; provided that extraordinary gains or losses for any such period, including, but not limited to, gains or losses on the disposition of assets (other than in connection with the sale of rail cars from the lease fleet in the ordinary course of business) shall not be included in EBITDA.

                  "Effective Date" means June 11, 2001, provided that the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

                  "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

                  "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "Equity" means shares of capital stock or a partnership, profits, capital or member interest, or options, warrants or any other right to substitute for or otherwise acquire the capital stock or a partnership, profits, capital or member interest, of the Borrower or any of its Subsidiaries.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

                  "ERISA Event" means (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "ETC Indebtedness" means equipment trust certificate financing created or incurred after the date hereof and secured by leased rail equipment which is pledged to a trustee acting on behalf of the certificate holders.

                  "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate (or, in the case of a Competitive Loan, the LIBO Rate).

                  "Event of Default" has the meaning assigned to such term in
Article VII.

                  "Excluded Taxes" means, with respect to any Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.19(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.16(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.16(a).

                  "Existing LC Exposure" means, at any time, without duplication, the sum of (a) the aggregate undrawn amount of all outstanding Existing Letters of Credit at such time plus (b) the aggregate amount of all payments made by any issuer of an Existing Letter of Credit pursuant to such Existing Letter of Credit that have not yet been reimbursed by or on behalf of the Borrower or its Subsidiaries at such time.

                  "Existing Letters of Credit" means the letters of credit issued for the account of Borrower or its Subsidiaries outstanding on the date hereof and described on Schedule 1.01, including any extensions, renewals or replacements of such letters of credit.

                  "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fee Letter" means that certain Fee Letter, dated as of April 11, 2001, by and among the Borrower, Chase and JPMorgan, a Division of Chase Securities Inc., as such letter may be amended, supplemented, restated or otherwise modified from time to time.

                  "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

                  "Fiscal Quarter" means the fiscal quarter of the Borrower, ending on the last day of each March, June, September and December of each year.

                  "Fiscal Year" means the fiscal year of the Borrower, ending on March 31 of each year.

                  "Fixed Rate" means, with respect to any Competitive Loan (other than a Eurodollar Competitive Loan), the fixed rate of interest per annum specified by the Lender making such Competitive Loan in its related Competitive Bid.

                  "Fixed Rate Loan" means a Competitive Loan bearing interest at a Fixed Rate.

                  "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "GAAP" means generally accepted accounting principles in the United States of America.

                  "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Governmental Rule" means any statute, law, regulation, ordinance, rule, judgment, order, decree, permit, concession, grant, franchise, license, agreement, directive, requirement of, or other governmental restriction or any similar binding form of decision of or determination by, or any binding interpretation or administration of any of the foregoing by, any Governmental Authority, whether now or hereafter in effect.

                  "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

                  "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                  "Highest Lawful Rate" has the meaning set forth in Section
9.13.

                  "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances and
(k) liabilities of such Person in respect of any Hedging Agreement, provided that, for purposes of this definition, such liabilities of such Person in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Person would be required to pay if such Hedging Agreement were terminated at such time. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

                  "Indemnified Taxes" means Taxes other than Excluded Taxes.

                  "Index Debt" means, for any day, (a) with respect to S&P, the corporate debt rating of the Borrower established by S&P and in effect for such day, and (b) with respect to Moody's, the subordinated debt rating of the Borrower established by Moody's and in effect for such day.

                   "Information Memorandum" means the Confidential Information Memorandum dated April 2001 relating to the Borrower and the Transactions.

                  "Interest Coverage Ratio" means, on any day, the ratio of (a) EBITDA for the Rolling Period ending on the then most recent Quarterly Date to
(b) cash interest payments made by the Borrower and its Subsidiaries on a consolidated basis during such Rolling Period.

                  "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.07, in substantially the form of Exhibit D or any other form approved by the Administrative Agent.

                  "Interest Expense" means, as to any Person for any period, without duplication, total interest expenses, whether paid or accrued as liabilities (including the interest component of Capital Lease Obligations), with respect to all outstanding Indebtedness, including, without limitation, all commissions, discounts, and other fees and charges owed with respect to any financing or letters of credit and net costs under any Hedging Agreement to the extent that such costs are included within interest expense under GAAP.

                  "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, and (c) with respect to any Fixed Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Fixed Rate Borrowing with an Interest Period of more than 90 days' duration (unless otherwise specified in the applicable Competitive Bid Request), each day prior to the last day of such Interest Period that occurs at intervals of 90 days' duration after the first day of such Interest Period, and any other dates that are specified in the applicable Competitive Bid Request as Interest Payment Dates with respect to such Borrowing.

                  "Interest Period" means (a) with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect, and (b) with respect to any Fixed Rate Borrowing, the period (which shall not be less than seven days or more than 180 days) commencing on the date of such Borrowing and ending on the date specified in the applicable Competitive Bid Request; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

                  "Issuing Bank" means Chase, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in
Section 2.05(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

                  "LC Disbursement" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

                  "LC Exposure" means, at any time, without duplication, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

                  "Lender Affiliate" means (a) with respect to any Lender (i) an Affiliate of such Lender, or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

                  "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

                  "Leverage Ratio" means, on any day, the ratio of (a) Total Debt of the Borrower and its Subsidiaries on a consolidated basis as of the date of determination to (b) EBITDA for the Rolling Period ending on the most recent Quarterly Date as of the date of determination.

                  "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate (rounded upwards, if necessary, to the next 1/32 of 1%) at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "Loan Documents" means this Agreement, the Notes, the Subsidiary Guaranties, the Letters of Credit, any Certificate of Conversion, any Borrowing Request, any Interest Election Request, any Assignment and Acceptance, the Fee Letter, and all other agreements (including Hedging Agreements) relating to this Agreement entered into from time to time between or among the Borrower (or any or all of its Subsidiaries) and the Administrative Agent or any Lender (or, with respect to the Hedging Agreements, any Affiliates of any Lender), and any document delivered by the Borrower or any of its Subsidiaries in connection with the foregoing.

                  "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

                  "Margin" means, with respect to any Competitive Loan bearing interest at a rate based on the LIBO Rate, the marginal rate of interest, if any, to be added to or subtracted from the LIBO Rate to determine the rate of interest applicable to such Loan, as specified by the Lender making such Loan in its related Competitive Bid.

                  "Material Adverse Effect" means a material adverse effect on
(a) the business, assets, operations or condition, financial or otherwise, of the Borrower and its Material Subsidiaries taken as a whole, (b) the ability of the Borrower or any Material Subsidiary to perform any of its obligations under this Agreement or any of the other Loan Documents, (c) the validity or enforceability of this Agreement or any of the other Loan Documents or (d) the rights of or benefits available to the Lenders under this Agreement or any of the other Loan Documents.

                  "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the

Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

                  "Material Subsidiary" means any Subsidiary of the Borrower which is organized under the laws of the United States of America, any State thereof, or the District of Columbia (a) with assets (including, without limitation, assets of any subsidiary of such Subsidiary) having a book value equal to or greater than ten percent (10%) of the consolidated assets of the Borrower and its Subsidiaries, (b) which accounts (together with any subsidiary of such Subsidiary) for more than ten percent (10%) of the consolidated revenues of the Borrower and its Subsidiaries, or (c) which accounts (together with any subsidiary of such Subsidiary) for more than ten percent (10%) of the consolidated net income of the Borrower and its Subsidiaries. As of the Effective Date, "Material Subsidiaries" means the Subsidiaries set forth (and designated as such) on Schedule 3.11.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Multiemployer Plan" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

                  "Net Cash Proceeds" means the remainder of (a) the gross proceeds received by the Borrower from any Asset Disposition or Debt Offering, less (b) underwriter discounts and commissions, investment banking fees, legal, accounting and other professional fees and expenses, and other usual customary transaction costs, in each case only to the extent paid or payable by the Borrower in cash and related to such Asset Disposition or Debt Offering.

                  "New York City" means New York, New York.

                  "Note" means any promissory note of the Borrower payable to the order of a Lender and issued hereunder pursuant to Section 2.09(e) (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

                  "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

                  "Owner Trustee" means the trustee of the Delaware business trust acting in its capacity as "Owner Trustee" under and pursuant to the terms of the documents evidencing the TRLI Equipment Lease Transaction.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

                  "Permitted Acquisition" means any acquisition by the Borrower or its Material Subsidiaries of the voting securities or other equity interests, or all or substantially all of the assets, of any Person (or any division or product line of such Person), but only so long as (a) no Default shall have occurred and be continuing at the time of (or would result from) such acquisition, and (b) the cash amount for such acquisitions does not exceed in the aggregate, during any Fiscal Year of the Borrower, $50,000,000.

                  "Permitted Encumbrances" means:

                  (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;

                  (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with
         Section 5.04;

                  (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

                  (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                  (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

                  (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary; and

                  (g) Liens, if any, securing the Indebtedness described in Sections 6.01(i) and (j);

provided that the term "Permitted Encumbrances" shall not (except as otherwise permitted by clause (g) of this definition) include any Lien securing Indebtedness.

                  "Permitted Investments" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

                  (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

                  (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

                  (e) investments (in addition to those contemplated by clauses
         (a), (b), (c), and (d) of this definition, but expressly excluding any repurchase of the stock or other securities of the Borrower) measured at cost on a cumulative basis from and after the date of this Agreement not exceeding, at any time, $5,000,000.

                  "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Prime Rate" means the rate of interest per annum publicly announced from time to time by Chase as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "Quarterly Dates" means the last day of each March, June, September and December in each year.

                  "Register" has the meaning set forth in Section 9.04.

                  "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "Required Lenders" means, at any time, Lenders having Credit Exposures and unused Commitments representing not less than fifty-one percent (51%) of the sum of the total Credit Exposures and unused Commitments at such time; provided that, for purposes of declaring the Loans to be due and payable pursuant to Article VII, and for all purposes after the Loans become due and payable pursuant to Article VII or the Commitments expire or terminate, the outstanding Competitive Loans of the Lenders shall be added to their respective Credit Exposures and to the total Credit Exposures in determining the Required Lenders.

                  "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Borrower or any option, warrant or other right to acquire any such shares of capital stock of the Borrower.

                  "Revolving Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04, and (c) terminated pursuant to Article VII. The initial amount of each Lender's Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance or Additional Revolving Loan Assumption Agreement, pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments is $460,000,000, and such aggregate amount may be increased on each Additional Revolving Loan Assumption Date pursuant to Section 2.01(c) hereof.

                  "Revolving Commitment Termination Date" means the earliest of:
(a) June 6, 2002; (b) the date on which all of the Commitments are terminated in full or reduced to zero pursuant to Section 2.08; and (c) the date on which the Commitments otherwise are terminated in full and reduced to zero pursuant to the terms of Article VII. Upon the occurrence of any event described in clause (b) or (c), the Revolving Commitments shall terminate automatically and without any further action.

                  "Revolving Loans" means the loans provided for in Sections 2.01(a) and (c).

                  "Rolling Period" means any period of four consecutive Fiscal Quarters.

                  "S&P" means Standard & Poor's.

                  "Stated Maturity Date" means the date occurring 364 days after the Term Commitment Termination Date.

                  "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months, and (b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as

"Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to Regulation D of the Board. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D of the Board or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "Subsidiary" means any subsidiary of the Borrower.

                  "Subsidiary Guaranties" means the guaranties of the Indebtedness of the Borrower arising under or in connection with this Agreement and the other Loan Documents, executed and delivered pursuant to Section 4.01(c) or Section 5.01(f), substantially in the form of Exhibit B, given by each of the Material Subsidiaries, as amended, supplemented, restated or otherwise modified from time to time.

                  "Syndication Agent" means Dresdner Bank AG, New York and Grand Cayman Branches, in its capacity as syndication agent for the Lenders hereunder.

                  "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "Term Commitment" means, as to any Lender, such Lender's obligation to make Term Loans pursuant to Section 2.01(b) of this Agreement in a principal amount equal to the lesser of (i) the Credit Exposure of such Lender as of the Revolving Commitment Termination Date or (ii) the Revolving Commitment of such Lender in effect as of the Revolving Commitment Termination Date.

                  "Term Commitment Termination Date" means the earlier of (a) the Business Day after the Revolving Commitment Termination Date, and (b) the date on which the Commitments otherwise are terminated in full and reduced to zero pursuant to the terms of Article VII. Upon the occurrence of any event described in clause (b), the Term Commitments shall terminate automatically and without any further action.

                  "Term Loans" means the loans provided for in Section 2.01(b).

                  "Three-Month Secondary CD Rate" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business
Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

                  "TILC" means Trinity Industries Leasing Company, a Delaware corporation, and a wholly-owned Subsidiary of the Borrower.

                  "Total Debt" means, for any period, all Indebtedness of the Borrower and its Subsidiaries on a consolidated basis, excluding, without duplication, the sum of (a) LC Exposure for such period, plus (b) Existing LC Exposure for such period.

                  "Transactions" means the execution, delivery and performance by the Borrower and its Material Subsidiaries of this Agreement and the other Loan Documents, the borrowing of the Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

                  "TRLI" means Trinity Rail Leasing I LLC, a Delaware limited liability company, and a wholly-owned special purpose subsidiary of TRMI.

                  "TRLI Equipment Lease Transaction" means the leveraged lease transaction between the Owner Trustee and TRLI pursuant to which, among other things, (i) TRLI will purchase certain railroad tank cars, covered hopper cars and other related equipment from TILC and TILC will assign to TRLI the related existing subleases of such equipment, (ii) the Owner Trustee will purchase certain of such equipment from TRLI and TRLI will assign to the Owner Trustee the related existing subleases of such equipment, (iii) the Owner Trustee will finance the acquisition of certain of such equipment through an equity investment and the issuance of certain equipment notes, and (iv) TRLI will lease certain of such equipment from the Owner Trustee and the Owner Trustee will assign to TRLI the related existing subleases of such equipment, all as such transactions are more particularly described in the TRLI Information Memorandum.

                  "TRLI Information Memorandum" means the Confidential Preliminary Private Placement Memorandum relating to the TRLI Equipment Lease Transaction.

                  "TRMI" means Trinity Rail Management, Inc., a Delaware corporation, and a wholly owned Subsidiary of the Borrower.

                  "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the Alternate Base Rate or, in the case of a Competitive Loan or Borrowing, the LIBO Rate or a Fixed Rate.

                  "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  "Utilization Fee" has the meaning set forth in Section
2.11(c).

                  "Utilization Percentage" means (i) for any day during the period from the date hereof until the Revolving Commitment Termination Date, a percentage equal to the aggregate Credit Exposure on such day divided by the aggregate Commitments of the Lenders on such day, and (ii) for any day thereafter, 100%.

                  SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").


                  SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  SECTION 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II
                                   THE CREDITS

                  SECTION 2.01 Commitments.


                  (a) Revolving Commitment. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender's Credit Exposure exceeding such Lender's Revolving Commitment or (ii) the sum of the total Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans exceeding the total Revolving Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

                  (b) Term Commitment. On the Revolving Commitment Termination Date (unless such date shall occur as a result of a termination in full of the Revolving Commitments under clause (b) or (c) of the definition of Revolving Commitment Termination Date), if (i) no Default has occurred and is continuing,
(ii) the Borrower has timely delivered a Certificate of Conversion to the Administrative Agent, and (iii) further requested by the Borrower with a Borrowing Request, each Lender will make one Term Loan to the Borrower equal to such Lender's Term Commitment. No amounts paid or prepaid with respect to the Term Loans may be reborrowed. Eurodollar Loans for which the Interest Period shall not have terminated as of the Revolving Commitment Termination Date shall be continued as Eurodollar Loans for the applicable Interest Period, and ABR Loans shall be continued as ABR Loans after the Revolving Commitment Termination Date, unless the Borrower shall have elected otherwise by delivery of a Borrowing Request. Any principal repayments received on the Revolving Commitment Termination Date for Revolving Loans not converted into Term Loans shall be applied first to ABR Loans and, after ABR Loans have been paid in full, to Eurodollar Loans, unless the Borrower shall have otherwise instructed the Administrative Agent in writing. Upon a Lender making such Term Loan, its Term Commitment shall terminate and it shall have no further Commitment to make Loans.

                  (c) Additional Revolving Loan Commitments. At any time on or after the Effective Date, with the prior written consent of the Administrative Agent, the Borrower may request one or more financial institutions (each an "Assuming Lender") to acquire an additional Revolving Commitment ("Additional Revolving Commitment") and to make additional Revolving Loans ("Additional Revolving Loans") to the Borrower, and in the sole discretion of each such Assuming Lender, any such Assuming Lender may agree to so commit; provided that
(i) no Default or Event of Default then exists or would result therefrom, and
(ii) after giving effect to each such increase, the aggregate amount of the Lender's Commitments shall not exceed $500,000,000. The Borrower and each such Assuming Lender which agrees to commit to make

Additional Revolving Loans shall execute and deliver to the Administrative Agent an Additional Revolving Loan Assumption Agreement (with the assumption of such Assuming Lender's Additional Revolving Commitment to be effective upon delivery of such Additional Revolving Loan Assumption Agreement to the Administrative Agent). The Administrative Agent shall promptly notify each Lender as to the occurrence of each Additional Revolving Loan Assumption Date. On each Additional Revolving Loan Assumption Date (1) Schedule 2.01 shall be deemed modified to reflect the Additional Revolving Commitment of such Lenders, and (2) the Borrower shall pay to each such Assuming Lender such upfront fee (if any) as may have been agreed among the Borrower, the Administrative Agent and such Assuming Lender.

                  SECTION 2.02 Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.04. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments and Competitive Bids of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

                  (b) Subject to Section 2.13, (i) each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith, and (ii) each Competitive Borrowing shall be comprised entirely of Eurodollar Loans or Fixed Rate Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

                  (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $2,000,000 and not less than $10,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $2,000,000 and not less than $10,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Subject to Section 2.04(d), each Competitive Borrowing shall be in an aggregate amount that is an integral multiple of $2,000,000 and not less than $10,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of five Eurodollar Borrowings outstanding.

                  (d) Except as expressly provided in Section 2.01(b), the Borrower shall not be entitled to request any Borrowing after the Revolving Commitment Termination Date, or to elect to convert or continue any Borrowing if the Interest Period requested with respect thereto would end after the Stated Maturity Date.

                  SECTION 2.03 Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone
(a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Dallas, Texas time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 10:00 a.m., Dallas, Texas time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request executed by an Authorized Officer of the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                  (i) the aggregate amount of the requested Borrowing;

                  (ii) the date of such Borrowing, which shall be a Business
         Day;

                  (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

                  (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                  (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
         Section 2.06.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

                  SECTION 2.04 Competitive Bid Procedure. (a) Subject to the terms and conditions set forth herein, from time to time during the Availability Period the Borrower may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans; provided that (a) the aggregate principal amount of outstanding Competitive Loans at any time shall not exceed $100,000,000, and (b) the sum of the total Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans at any time shall not exceed the total Commitments. To request Competitive Bids, the Borrower shall notify the Administrative Agent of such request by telephone, in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Dallas, Texas time, four Business Days before the date of the proposed Borrowing and, in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., Dallas, Texas time, one Business Day before the date of the proposed Borrowing; provided that the Borrower may submit up to (but not more than) two (2) Competitive Bid Requests on the same day, but a Competitive Bid Request shall not be made within five Business Days after the date of any previous Competitive Bid Request, unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Competitive Bid Request in a form approved by the Administrative Agent and executed by an Authorized Officer of the Borrower. Each such telephonic and written Competitive Bid Request shall specify the following information in compliance with Section 2.02:

                  (i) the aggregate amount of the requested Borrowing;

                  (ii) the date of such Borrowing, which shall be a Business
         Day;

                  (iii) whether such Borrowing is to be a Eurodollar Borrowing or a Fixed Rate Borrowing;

                  (iv) the Interest Period to be applicable to such Borrowing, which shall be a period contemplated by the definition of the term "Interest Period"; and

                  (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
         Section 2.06.

Promptly following receipt of a Competitive Bid Request in accordance with this
Section 2.04, the Administrative Agent shall notify the Lenders of the details thereof by telecopy, inviting the Lenders to submit Competitive Bids.

                  (b) Each Lender may (but shall not have any obligation to) make one or more Competitive Bids to the Borrower in response to a Competitive Bid Request. Each Competitive Bid by a Lender must be in a form approved by the Administrative Agent and must be received by the Administrative Agent by telecopy, in the case of a Eurodollar Competitive Borrowing, not later than 9:30 a.m., Dallas, Texas time, three Business Days before the proposed date of such Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 9:30 a.m., Dallas, Texas time, on the proposed date of such Competitive Borrowing. Competitive Bids that do not conform substantially to the form approved by the Administrative Agent may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Lender as promptly as practicable. Each Competitive Bid shall specify (i) the principal amount (which shall be a minimum of $10,000,000 and an integral multiple of $2,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the Borrower) of the Competitive Loan or Loans that the Lender is willing to make, (ii) the Competitive Bid Rate or Rates at which the Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and
(iii) the Interest Period applicable to each such Loan and the last day thereof.

                  (c) The Administrative Agent shall promptly notify the Borrower by telecopy of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that shall have made such Competitive Bid.

                  (d) Subject only to the provisions of this Section 2.04(d), the Borrower may accept or reject any Competitive Bid. The Borrower shall notify the Administrative Agent by telephone, confirmed by telecopy in a form approved by the Administrative Agent, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Eurodollar Competitive Borrowing, not later than 10:30 a.m., Dallas, Texas time, three Business Days before the date of the proposed Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 10:30 a.m., Dallas, Texas time, on the proposed date of the Competitive Borrowing; provided that (i) the failure of the Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) the Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Borrower shall not exceed the aggregate amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) above, the Borrower may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $10,000,000 and an integral multiple of $2,000,000; provided further that if a Competitive Loan must be in an amount less than $10,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $2,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $2,000,000 in a manner determined by the Borrower. A notice given by the Borrower pursuant to this Section 2.04(d) shall be irrevocable.

                  (e) The Administrative Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

                  (f) If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the Borrower at least one quarter of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (b) of this Section 2.04.

                  SECTION 2.05 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

                  (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section 2.05), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $50,000,000 and (ii) the sum of the total Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans shall not exceed the total Commitments.

                  (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Stated Maturity Date.

                  (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section 2.05, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.05(d) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, Dallas, Texas time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., Dallas, Texas time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, Dallas, Texas time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., Dallas, Texas time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, the

Borrower may, subject to the conditions to Borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the unreimbursed LC Disbursement, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this Section 2.05(e), the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Lenders have made payments pursuant to this Section 2.05(e) to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this
Section 2.05(e) to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

                  (f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section 2.05 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or
(iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.05(f), constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Agents, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

                  (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.

                  (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section 2.05, then Section 2.12(d) shall apply. Interest accrued pursuant to this Section 2.05(h) shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section 2.05 to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

                  (i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.11(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

                  (j) Cash Collateralization. If (i) any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC

Exposure representing not less than fifty-one percent (51%) of the total LC Exposure) demanding the deposit of cash collateral pursuant to this Section 2.05(j), (ii) on the Stated Maturity Date, or (iii) no Term Loan is made to the Borrower, on the Revolving Commitment Termination Date, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of
Article VII. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement, and the Borrower will, in connection therewith, execute and deliver such security and pledge agreements in form and substance satisfactory to the Administrative Agent which the Administrative Agent may, in its discretion, require. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing not less than fifty-one percent (51%) of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement, and the Borrower will, in connection therewith, execute and deliver such security and pledge agreements in form and substance satisfactory to the Administrative Agent which the Administrative Agent may, in its discretion, require. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

                  SECTION 2.06 Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Dallas, Texas time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in Dallas, Texas and designated by the Borrower; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the Issuing Bank.

                  (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section
2.06 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of (A) the Federal Funds Effective Rate and (B) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

                  SECTION 2.07 Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request (or an ABR Borrowing if no Type is specified) and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.07. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This
Section 2.07 shall not apply to Competitive Borrowings, which may not be converted or continued.

                  (b) To make an election pursuant to this Section 2.07, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request executed by an Authorized Officer of the Borrower.

                  (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

                  (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                  (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

                  (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                  (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

                  SECTION 2.08 Termination and Reduction of Commitments. (a) Unless previously terminated, the Revolving Commitment of each Lender shall terminate on the Revolving Commitment Termination Date applicable to such Lender's Revolving Commitment.

                  (b) In the event the Borrower shall, prior to the Revolving Commitment Termination Date, receive Net Cash Proceeds from any Asset Disposition or Debt Offering, the Revolving Commitment shall reduce (and the Revolving Commitments of each Lender shall reduce ratably) on such date by an amount equal to seventy-five percent (75%) of such Net Cash Proceeds.

                  (c) The Borrower may at any time terminate, or from time to time reduce, the Revolving Commitments; provided that (i) each reduction of the Revolving Commitments shall be in an amount that is an integral multiple of $2,000,000 and not less than $10,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.10, the sum of the Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans would exceed the total Revolving Commitments of the Lenders.

                  (d) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments under paragraph (c) of this Section 2.08 at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.08(d) shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Commitments shall be permanent. Each reduction of the Revolving Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Commitments.

                  SECTION 2.09 Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan and Borrowing of such Lender on (A) the Stated Maturity Date, or (B) if no Term Loan is made to the Borrower, the Revolving Commitment Termination Date, and (ii) to the Administrative Agent for the account of each Lender thereof, the then unpaid principal amount of each Competitive Loan on the last day of the Interest Period applicable to such Loan.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                  (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.09 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

                  (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

                  SECTION 2.10 Prepayment of Loans. (a) In the event (i) the Term Loan is made to the Borrower, and (ii) the Borrower shall receive Net Cash Proceeds from any Asset Disposition or Debt Offering, such Net Cash Proceeds shall be applied on such date toward the prepayment of the Term Loans, such proceeds to be applied first to ABR Loans and then to Eurodollar Loans next maturing.

                  (b) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part; provided that (i) each prepayment pursuant to this Section 2.10(b) shall be in an amount that is an integral multiple of $2,000,000 and not less than $10,000,000, (ii) each prepayment pursuant to this Section 2.10(b) shall be subject to prior notice in accordance with paragraph (d) of this Section 2.10, (iii) the Borrower shall pay any and all costs and expenses due to the Lenders pursuant to Section 2.15 at the time of such prepayment, and (iv) the Borrower shall not have the right to prepay any Competitive Loan without the prior consent of the Lender thereof.

                  (c) The Borrower shall, from time to time, upon demand of the Administrative Agent, prepay the Loans in such amounts as shall be necessary so that at all times the sum of the total Credit Exposures of the Lenders plus the aggregate principal amount of outstanding Competitive Loans is equal to or less than the aggregate amount of the Commitments of the Lenders.

                  (d) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., Dallas, Texas time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., Dallas, Texas time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid (which amount shall be in a minimum principal amount of $10,000,000 and in $2,000,000 increments in excess thereof); provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.08(c), then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08(c). Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by
Section 2.12.

                  SECTION 2.11 Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a facility fee, which shall accrue at the Applicable Rate on the daily amount of the Revolving Commitment of such Lender (whether used or unused) during the period from and including the Effective Date to but excluding the Revolving Commitment Termination Date applicable to such Lender's Revolving Commitment. Accrued facility fees shall be payable in arrears on each Quarterly Date of each year and on the Revolving Commitment Termination Date, commencing on the first such date to occur after the Effective Date. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate as interest on Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank upon issuance of any Letter of Credit by such Issuing Bank a fronting fee equal to an amount calculated at the rate of 0.125% per annum based on the stated amount and term of such Letter of Credit, as well as the Issuing Bank's standard fees with respect to the administration, issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees shall be payable in arrears on the third Business Day following each Quarterly Date, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this Section 2.11(b) shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (c) If the Utilization Percentage for any day is greater than 33%, the Borrower shall pay to the Administrative Agent for the account of the Lenders a utilization fee (the "Utilization Fee") calculated at a rate per annum equal to 0.125% (if the Utilization Percentage is greater than 33%, but less than or equal to 50%) or 0.250% (if the Utilization Percentage is greater than 50%) multiplied by the daily aggregate Credit Exposure under this Agreement. If the Utilization Fee is owing, such fee shall be payable by the Borrower in arrears on each Quarterly Date of each year and on either (i) the Stated Maturity Date or (ii) if no Term Loan is made to the Borrower, the date the Revolving Commitments terminate.

                  (d) The Borrower agrees to pay to the Administrative Agent, the Syndication Agent and each Documentation Agent, for their own account, fees payable in the amounts and at the times separately agreed upon in writing between the Borrower and such Agents (including, without limitation, all fees due and payable pursuant to the terms of the Fee Letter).

                  (e) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of facility fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

                  SECTION 2.12 Interest. (a) Subject to Section 9.13, the Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate.

                  (b) Subject to Section 9.13, the Loans comprising each Eurodollar Borrowing shall bear interest (i) in the case of a Eurodollar Loan, at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate, or (ii) in the case of a Eurodollar Competitive Loan, at the LIBO Rate for the Interest Period in effect for such Borrowing plus (or minus, as applicable) the Margin applicable to such Loan.

                  (c) Subject to Section 9.13, each Fixed Rate Loan shall bear interest at the Fixed Rate applicable to such Loan.

                  (d) Notwithstanding the foregoing, but subject to Section 9.13, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section 2.12 or
(ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section 2.12.

                  (e) Subject to Section 9.13, accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (d) of this Section
2.12 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

                  (f) Subject to Section 9.13, all interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                  SECTION 2.13 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

                  (a) the Administrative Agent determines that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period;

                  (b) the Administrative Agent is advised by the Required Lenders (or, in the case of a Eurodollar Competitive Loan, the Lender that is required to make such Loan) that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period; or

                  (c) the Administrative Agent determines that by reason of circumstances affecting the interbank dollar market generally, deposits in U.S. Dollars in the relevant interbank dollar market are not being offered for the applicable Interest Period and in an amount equal to the amount of the Eurodollar Loan requested by the Borrower;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective,
(ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing and (iii) any request by the Borrower for a Eurodollar Competitive Borrowing shall be ineffective; provided that (A) if the circumstances giving rise to such notice do not affect all the Lenders, then requests by the Borrower for Eurodollar Competitive Borrowings may be made to Lenders that are not affected thereby and (B) if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

                  SECTION 2.14 Increased Costs. (a) If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

                  (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans or Fixed Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or Fixed Rate Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

                  (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.14 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

                  (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section 2.14 shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section 2.14 for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

                  (e) Notwithstanding the foregoing provisions of this Section 2.14, a Lender shall not be entitled to compensation pursuant to this Section
2.14 in respect of any Competitive Loan if the Change in Law that would otherwise entitle it to such compensation shall have been publicly announced prior to submission of the Competitive Bid pursuant to which such Loan was made.

                  SECTION 2.15 Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan or Fixed Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(b) and is revoked in accordance therewith), (d) the failure to borrow any Competitive Loan after accepting the Competitive Bid to make such Loan, or (e) the assignment of any Eurodollar Loan or Fixed Rate Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.15 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  SECTION 2.16 Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.16) the Administrative Agent, each Lender or the Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.16) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

                  SECTION 2.17 Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under

Section 2.14, 2.15 or 2.16, or otherwise) prior to 12:00 noon, Dallas, Texas time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 1 Chase Manhattan Plaza, 8th Floor, New York, New York 10081, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, 2.16 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

                  (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

                  (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, unless the Lender from which such payment is recovered is required to pay interest thereon, in which case each Lender returning funds to such Lender shall pay its pro rata share of such interest, and (ii) the provisions of this Section 2.17(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 2.17(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

                  (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

                  (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(d) or (e), 2.06(b), 2.17(d) or 9.03(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                  SECTION 2.18 Illegality.

                  (a) Notwithstanding any other provision of this Agreement to the contrary, if (i) by reason of the adoption of any applicable Governmental Rule or any change (after the Effective Date) in any applicable Governmental Rule or in the interpretation or administration thereof by any Governmental Authority or compliance by any Lender with any request or directive (whether or not having the force of law) of any central bank or other Governmental Authority or (ii) circumstances affecting the London interbank dollar market or the position of a Lender therein shall at any time make it unlawful or impracticable in the sole discretion of a Lender exercised in good faith for such lender or its applicable lending office to (A) honor its obligation to make Eurodollar Loans either generally or for a particular Interest Period provided for hereunder, or (B) maintain Eurodollar Loans either generally or for a particular Interest Period provided for hereunder, then such Lender shall promptly notify the Borrower thereof through the Administrative Agent and such Lender's obligation to make or maintain Eurodollar Loans having an affected Interest Period hereunder shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans having an affected Interest Period (in which case the provisions of Section 2.18(b) hereof shall be applicable). Before giving such notice pursuant to this Section 2.18(a), such Lender will designate a different available lending office for the affected Eurodollar Loans of such Lender or take such other action as the Borrower may request if such designation or action will avoid the need to suspend such Lender's obligation to make Eurodollar Loans hereunder and will not, in the sole opinion of such Lender exercised in good faith, be disadvantageous to such Lender (provided, that such Lender shall have no obligation to so designate a lending office for Eurodollar Loans located in the United States of America).

                  (b) If the obligation of any Lender to make or maintain any Eurodollar Loans shall be suspended pursuant to Section 2.18(a) hereof, all Loans having an affected Interest Period which would otherwise be made by such Lender as Eurodollar Loans shall be made instead as ABR Loans (and, if such Lender so requests by notice to the Borrower with a copy to the Administrative Agent, each Eurodollar Loan having an affected Interest Period of such Lender then outstanding shall be automatically converted into an ABR Loan on the last day of the Interest Period for such Eurodollar Loans unless earlier conversion is required by applicable law) and, to the extent that Eurodollar Loans are so made as (or converted into) ABR Loans, all payments of principal which would otherwise be applied to such Eurodollar Loans shall be applied instead to such ABR Loans.

                  SECTION 2.19 Mitigation Obligations; Replacement of Lenders.
(a) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b) If (i) any Lender requests compensation under Section 2.14, (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, (iii) any Lender defaults in its obligation to fund Loans hereunder, or
(iv) any Lender suspends its obligation to maintain or fund Eurodollar Loans under Section 2.18, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement (other than any outstanding Competitive Loans held by it) to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans (other than Competitive Loans) and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section
2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                  In order to induce the Agents, the Issuing Bank and the Lenders to enter into this Agreement and to make Loans and issue Letters of Credit hereunder, the Borrower represents and warrants to the Agents, the Issuing Bank and the Lenders that:

                  SECTION 3.01 Organization; Powers. Each of the Borrower and its Consolidated Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

                  SECTION 3.02 Authorization; Enforceability. The Transactions are within the Borrower's and each Material Subsidiary's corporate, partnership or limited liability company powers (as applicable) and have been duly authorized by all necessary corporate, partnership or limited liability company powers (as applicable) and, if required, stockholder action. This Agreement and the other Loan Documents have been duly executed and delivered by the Borrower and each Material Subsidiary (to the extent a party thereto) and constitute the legal, valid and binding obligations of the Borrower and each Material Subsidiary (as applicable), enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  SECTION 3.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

                  SECTION 3.04 Financial Condition; No Material Adverse Change.
(a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the Fiscal Years ended March 31, 1999 and March 31, 2000, in each case audited by Ernst & Young, LLP, independent public accountants, and (ii) as of and for the Fiscal Quarter and the portion of the Fiscal Year ended December 31, 2000, certified by one of its Financial Officers. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its Consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

                  (b) Since December 31, 2000, and except for the Disclosed Matters, there has been no Material Adverse Effect on the Borrower and its Subsidiaries, taken as a whole.

                  SECTION 3.05 Properties. (a) Each of the Borrower and its Consolidated Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for (i) Permitted Encumbrances and (ii) minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

                  (b) Each of the Borrower and its Consolidated Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Consolidated Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.06 Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.

                  (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

                  (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

                  SECTION 3.07 Compliance with Laws and Agreements. Each of the Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Neither (a) a Default nor (b) any other default by the Borrower or any of its Subsidiaries under any agreement that could result in a Material Adverse Effect, has occurred and is continuing.

                  SECTION 3.08 Investment and Holding Company Status. Neither the Borrower nor any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                  SECTION 3.09 Taxes. Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.10 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (in each case determined based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) as of the date of the most recent financial statements reflecting such amounts, does not exceed the fair market value of the assets of such Plan (as of the date of determination of such benefit obligation amount) by an amount which, if it constituted a direct liability of the Borrower, could reasonably be expected to have a Material Adverse Effect.

                  SECTION 3.11 Subsidiaries. Schedule 3.11 hereto accurately (a) reflects (i) the jurisdiction of incorporation or organization of the Borrower and each of its Subsidiaries, and (ii) each jurisdiction in which the Borrower and each of its Subsidiaries is qualified to transact business as a foreign corporation, foreign partnership or foreign limited liability company, and (b) specifies those Subsidiaries that are Material Subsidiaries. The Borrower has no Subsidiaries other than those listed on Schedule 3.11.

                  SECTION 3.12 Burdensome Obligations. Neither the Borrower nor any of its Subsidiaries, nor any of their respective properties, is subject to any law or any pending or threatened Change in Law or subject to any restriction under its articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter or other organizational documents or under any agreement or instrument to which the Borrower or any of its Subsidiaries, or any of their respective properties, may be subject or bound, which is so unusual or burdensome as to be likely in the foreseeable future to result in a Material Adverse Effect.

                  SECTION 3.13 Employee Matters. Except as set forth on Schedule 3.13, neither the Borrower nor any of its Subsidiaries, nor any of their respective employees, is subject to any collective bargaining agreement. There are no strikes, slowdowns, work stoppages or controversies pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries, or their respective employees, which could reasonably be expected to have a Material Adverse Effect.

                  SECTION 3.14 Disclosure. The Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum, the TRLI Information Memorandum, nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

                  SECTION 3.15 Margin Stock. None of the proceeds of the Loans will be used for the purpose of, and neither the Borrower nor any Subsidiary of the Borrower is engaged in the business of, extending credit for the purpose of
(a) purchasing or carrying any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221) or (b) reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin stock, in either case in violation of Regulation U. Neither the Borrower nor any Subsidiary of the Borrower is engaged principally in the business of extending credit for the purpose of purchasing or carrying any margin stock. Neither the Borrower nor any Subsidiary of the Borrower nor any Person acting on behalf of the Borrower or any Subsidiary of the Borrower has taken or will take any action which would cause any of the Loan Documents, including this Agreement and any Subsidiary Guaranty, to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System, or to violate any similar provision of the Securities Exchange Act of 1934 or any rule or regulation under any such provision thereof.

                  SECTION 3.16 Primary Business. The primary business of the Borrower and its Subsidiaries taken as a whole is that of the manufacturing of transportation, construction and industrial products, and the leasing of railroad tank cars, covered hopper cars, box cars and related equipment.

                                   ARTICLE IV
                                   CONDITIONS

                  SECTION 4.01 Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

                  (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

                  (b) The Administrative Agent (or its counsel) shall have received from the Borrower a Note payable to the order of each Lender requesting same in accordance with Section 2.09(e), each in the amount of such Lender's Commitment, signed on behalf of the Borrower.

                  (c) The Administrative Agent (or its counsel) shall have received from each Material Subsidiary either (i) a Subsidiary Guaranty signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of such Subsidiary Guaranty) that such party has signed such Subsidiary Guaranty.

                  (d) The Administrative Agent shall have received a favorable written opinion (addressed to each Agent and the Lenders and dated as of the date hereof) of Haynes & Boone, LLP, counsel for the Borrower and the Material Subsidiaries, in form and substance satisfactory to the Administrative Agent, and covering such matters relating to the Borrower, the Material Subsidiaries, this Agreement, the other Loan Documents or the Transactions as the Required Lenders shall reasonably request.

                  (e) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and its Subsidiaries, the authorization of the Transactions and any other legal matters relating to the Borrower, its Subsidiaries, this Agreement, the other Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

                  (f) The Administrative Agent shall have received a certificate, dated as of the date hereof and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

                  (g) The Administrative Agent, the Syndication Agent, each Documentation Agent, the Co-Arrangers and the Lenders shall have received all fees and other amounts due and payable pursuant to the Fee Letter, this Agreement or any other Loan Document on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

                  (h) The Administrative Agent and its counsel shall have received all information, approvals, documents or instruments as the Administrative Agent or its counsel may reasonably request.

All documents executed or submitted pursuant to this Section 4.01 by and on behalf of the Borrower or any of its Subsidiaries shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 2:00 p.m., Dallas, Texas time, on June 11, 2001 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

                  SECTION 4.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

                  (a) The representations and warranties of each Person set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable.

                  (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

                  (c) The funding of such Borrowing or the issuance, amendment, renewal or extension of any Letter of Credit and all other Borrowings to be made and/or Letter(s) of Credit to be issued, amended, renewed or extended (as applicable) on the same day under this Agreement, shall not cause the Credit Exposure of the Lenders to be greater than the aggregate amount of the Commitments of the Lenders.

                  (d) Following the issuance of any Letter(s) of Credit, the aggregate LC Exposure of all the Lenders shall not exceed $50,000,000.

                  (e) The Administrative Agent shall have received a Borrowing Request for any Borrowing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a), (b),
(c) and (d) of this Section 4.02.

                                   ARTICLE V
                             AFFIRMATIVE COVENANTS

                  Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Agents, the Issuing Bank and each Lender that:

                  SECTION 5.01 Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

                  (a) within 90 days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young, LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

                  (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

                  (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower, substantially in the form of Exhibit G, (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.09(a), (b) and (c) and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                  (d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

                  (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be;

                  (f) promptly upon determination that any Subsidiary has become a Material Subsidiary, a Subsidiary Guaranty duly executed by such Material Subsidiary; and

                  (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender may reasonably request.

                  SECTION 5.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

                  (a) the occurrence of any Default;

                  (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

                  (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

                  (d) an announcement by Moody's or S&P of a change in the ratings established or deemed to have been established for the Index Debt or any other rating of the Borrower or any of its Subsidiaries;

                  (e) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened or other environmental claims against the Borrower or any of its Subsidiaries or any of their respective properties pursuant to any applicable Environmental Laws which could reasonably be expected to have a Material Adverse Effect; or

                  (f) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 5.02 shall be accompanied by a statement of a Financial Officer or other Authorized Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

                  SECTION 5.03 Existence; Conduct of Business. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

                  SECTION 5.04 Payment of Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, before the same shall become delinquent or in default, except where
(a) the validity or amount thereof is being contested in good faith by appropriate proceedings, and the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (b) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.05 Maintenance of Properties; Insurance. The Borrower will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by the Borrower and its Subsidiaries.

                  SECTION 5.06 Books and Records; Inspection Rights. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

                  SECTION 5.07 Compliance with Laws. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.08 Use of Proceeds. The proceeds of the Loans will be used only for working capital and general corporate purposes of the Borrower and to Subsidiaries in the ordinary course of business. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

                  SECTION 5.09 Maintenance of Debt Ratings. The Borrower shall use commercially reasonable efforts to ensure that the Borrower's Index Debt is rated by Moody's and S&P (as applicable).


                                   ARTICLE VI
                               NEGATIVE COVENANTS

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Agents, the Issuing Bank and each Lender that:

                  SECTION 6.01 Indebtedness. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness created hereunder;

                  (b) Indebtedness existing on the date hereof and set forth in
Schedule 6.01, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof;

                  (c) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary;

                  (d) Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Borrower or any other Subsidiary (including pursuant to the Subsidiary Guaranties);

                  (e) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) shall not exceed $25,000,000 at any time outstanding;

                  (f) Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) the aggregate principal amount of Indebtedness permitted by this clause (f) shall not exceed $25,000,000 at any time outstanding;

                  (g) Indebtedness of the Borrower or any Subsidiary as an account party in respect of trade letters of credit;

                  (h) Existing LC Exposure;

                  (i) Indebtedness evidenced by the TRLI Equipment Lease Transaction in an amount not to exceed $150,000,000;

                  (j) ETC Indebtedness in an aggregate amount not to exceed $200,000,000;

                  (k) Indebtedness of the Borrower in an aggregate amount not to exceed $250,000,000 incurred solely in connection with the issuance by the Borrower of unsecured corporate bonds; and

                  (l) other unsecured Indebtedness in an aggregate principal amount not exceeding $75,000,000 at any time outstanding (the "Debt Basket"); provided that the Debt Basket shall automatically reduce (on a dollar for dollar basis) by an amount equal to any increase in the aggregate Commitments above $460,000,000 pursuant to Section 2.01(c) hereof, but in no event shall the Debt Basket be reduced pursuant to the terms hereof below $50,000,000; provided further that the aggregate principal amount of Indebtedness of the Borrower's Subsidiaries permitted by this clause (l) shall not exceed $10,000,000 at any time outstanding (excluding any Indebtedness of any such Subsidiaries permitted by clauses (i) and (j) of this Section 6.01).

                  SECTION 6.02 Liens. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

                  (a) Permitted Encumbrances;

                  (b) any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

                  (c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and
(iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; and

                  (d) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; provided that (i) such Liens secure Indebtedness permitted by clause (e) of Section 6.01, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary.

                  SECTION 6.03 Fundamental Changes. (a) The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or, except for (i) sales of inventory in the ordinary course of business, and (ii) the sale of assets described on Schedule 6.03 (or the sale of the voting securities or other equity interests of Subsidiaries whose only substantial assets are those described on Schedule 6.03), sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (A) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (B) any Subsidiary may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary, (C) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Subsidiary, (D) TRLI may enter into, observe and perform its obligations pursuant to, and in accordance with, the TRLI Equipment Lease Transaction, and (E) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

                  (b) The Borrower will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and its Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

                  SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. The Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

                  (a) Permitted Investments;

                  (b) investments by the Borrower in the capital stock of its Subsidiaries;

                  (c) loans or advances made by the Borrower to any Subsidiary and made by any Subsidiary to the Borrower or any other Subsidiary;

                  (d) Guarantees constituting Indebtedness permitted by Section 6.01;

                  (e) Permitted Acquisitions; and

                  (f) investments existing on the date hereof and set forth in
Schedule 6.04.

                  SECTION 6.05 Hedging Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

                  SECTION 6.06 Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (b) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, including, without limitation, pursuant to any severance packages for management or employees of the Borrower and its

Subsidiaries and approved by the Board of Directors of the Borrower and (d) provided no Default has occurred which is continuing, the Borrower may declare and pay an annual dividend in an aggregate amount not in excess of $30,000,000.

                  SECTION 6.07 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties,
(b) transactions between or among the Borrower and its Subsidiaries not involving any other Affiliate and (c) any Restricted Payment permitted by
Section 6.06.

                  SECTION 6.08 Restrictive Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that
(i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause
(a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

                  SECTION 6.09 Financial Covenants.

                  (a) The Borrower will not permit the Interest Coverage Ratio to be less than 3.75 to 1.00 for each Rolling Period, commencing with the Rolling Period ending June 30, 2001.

                  (b) The Borrower will not permit the Leverage Ratio to be greater than 3.00 to 1.00 for each Rolling Period, commencing with the Rolling Period ending June 30, 2001.

                  (c) The Borrower will not permit Consolidated Net Worth at any time to be less than the sum of (i) $703,200,000, plus (ii) 50% of the Borrower's and its Subsidiaries' cumulative positive consolidated net income for each Fiscal Quarter beginning after the Effective Date, plus (iii) one-hundred percent (100%) of the net cash proceeds received by the Borrower at any time after the Effective Date as a result of the issuance of any Equity.

                  SECTION 6.10 Fiscal Year. The Borrower will not change its Fiscal Year.

                  SECTION 6.11 Capital Expenditures. The Borrower will not, and will not permit any of its Subsidiaries to, make (a) Capital Expenditures (Leasing Company) in any Fiscal Year in excess of $205,000,000 in an aggregate amount, and (b) Capital Expenditures (Non-Leasing Company) in any Fiscal Year in excess of $85,000,000 in an aggregate amount.

                                  ARTICLE VII
                                EVENTS OF DEFAULT

                  If any of the following events ("Events of Default") shall occur:

                  (a) the Borrower shall fail to pay (including, but not limited to, any failure to pay any mandatory prepayment required by Section 2.10(a)) any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

                  (b) the Borrower or any Material Subsidiary shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article VII) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days;

                  (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document, or any amendment or modification hereof or thereof, or waiver hereunder or thereunder, shall prove to have been incorrect when made or deemed made;

                  (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01, 5.02, 5.03 (with respect to the Borrower's and its Subsidiaries' existence) or 5.08 or in Article VI;

                  (e) the Borrower or any Material Subsidiary (as applicable) shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those specified in clause (a), (b) or (d) of this Article VII), and such failure shall continue unremedied for a period of 30 days after the earlier to occur of either (i) an Authorized Officer of the Borrower becoming aware of such default or (ii) notice thereof having been given to the Borrower by the Administrative Agent (which notice will be given at the request of any Lender);

                  (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

                  (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

                  (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (i) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article VII, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                  (j) the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

                  (k) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment;

                  (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or

                  (m) a Change in Control shall occur;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article VII), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article VII, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                  ARTICLE VIII
                                     AGENTS

                  Each of the Lenders, the Issuing Bank and the other Agents hereby irrevocably appoints The Chase Manhattan Bank as Administrative Agent, Dresdner Bank AG, New York and Grand Cayman Branches, as Syndication Agent, and each of The Bank of Tokyo - Mitsubishi, Ltd., Bank One, NA, and SunTrust Bank as Documentation Agents, and authorizes each such Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agents by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

                  Any bank serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

                  The Agents shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Agents shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing,
(b) each Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that such Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in
Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Agents shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as such Agent or any of its Affiliates in any capacity. Each Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross



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negligence or willful misconduct; PROVIDED, HOWEVER, THAT IT IS THE INTENTION OF
THE PARTIES HERETO THAT EACH OF THE AGENTS BE INDEMNIFIED IN THE CASE OF ITS OWN NEGLIGENCE (OTHER THAN GROSS NEGLIGENCE), REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE OR CONTRIBUTORY, ACTIVE OR PASSIVE, IMPUTED, JOINT OR TECHNICAL. Each Agent shall be deemed not to have knowledge of any Default (other than, with respect to the Administrative Agent, knowledge of a Default of the types specified in clauses (a) or (b) of Article VII) unless and until written notice thereof is given to such Agent by the Borrower or a Lender, and such Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

                  The Agents shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Agents also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Agents may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  Any Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Any Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of such Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent.

                  Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in Dallas, Texas, Houston, Texas or New York City, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

                  Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX
                                  MISCELLANEOUS

                  SECTION 9.01 Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (a) if to the Borrower, to it at Trinity Industries, Inc., 2525 Stemmons Freeway, Dallas, Texas 75207, Attention: Neil Shoop (Telecopy No.:
214-589-8824);

                  (b) if to the Administrative Agent, to it at The Chase Manhattan Bank, 2200 Ross Avenue, 3rd Floor, Dallas, Texas, Texas 75201,
Attention: Michael Lister (Telecopy No.: 214-965-2044), with a copy to The Chase Manhattan Bank, 1 Chase Manhattan Plaza, 8th Floor, New York, New York 10081,
Attention: Muniram Appanna (Telecopy No.: 212-552-2261);

                  (c) if to the Issuing Bank, to it at The Chase Manhattan Bank, 2200 Ross Avenue, 3rd Floor, Dallas, Texas, Texas 75201, Attention: Michael Lister (Telecopy No.: 214-965-2044), with a copy to The Chase Manhattan Bank, 1 Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention: Muniram Appanna (Telecopy No.: 212-552-2261); and

                  (d) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                  SECTION 9.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder



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

or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

                  (b) Neither this Agreement nor any of the Loan Documents nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) release any Material Subsidiary from its obligations under its Subsidiary Guaranty, or (vi) change any of the provisions of this
Section 9.02(b) or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent or the Issuing Bank hereunder without the prior written consent of such Agent or the Issuing Bank, as the case may be.

                  SECTION 9.03 Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Co-Arrangers and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Agents, the Issuing Bank or



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

any Lender, including the fees, charges and disbursements of any counsel for the Agents, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section 9.03, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

                  (b) The Borrower shall indemnify the Agents, the Issuing Bank, the Co-Arrangers and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document, the performance by the parties to the Loan Documents of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or willful misconduct of such Indemnitee (IT BEING UNDERSTOOD THAT IT IS THE INTENTION OF THE PARTIES HERETO THAT EACH OF THE INDEMNITEES BE INDEMNIFIED IN THE CASE OF ITS OWN NEGLIGENCE (OTHER THAN GROSS NEGLIGENCE), REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE OR CONTRIBUTORY, ACTIVE OR PASSIVE, IMPUTED, JOINT OR TECHNICAL). No Indemnitee shall be liable for any damages arising from the use by others of any information or other material obtained through the Internet, Intralinks or other similar information transmission systems in connection with the Loan Documents. The Borrower agrees that no Indemnitee shall have any liability for any indirect or consequential damages in connection with its activities related to the Loan Documents.

                  (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Agents or the Issuing Bank under paragraph (a) or (b) of this Section 9.03, each Lender severally agrees to pay to such Agents or the Issuing Bank, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agents or the Issuing Bank in its capacity as such.

                  (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out




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

of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any other Loan Document, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

                  (e) All amounts due under this Section 9.03 shall be payable promptly after written demand therefor.

                  SECTION 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that
(i) except in the case of an assignment to a Lender or a Lender Affiliate, each of the Borrower and the Administrative Agent (and, in the case of an assignment of all or a portion of a Commitment or any Lender's obligations in respect of its LC Exposure, the Issuing Bank) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender or a Lender Affiliate or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall be in increments of $1,000,000 and not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not apply to rights in respect of outstanding Competitive Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section 9.04, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and to the other Loan Documents and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an

Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16, 2.18 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section 9.04(b).

                  (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in Houston, Texas or Dallas, Texas a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement and the other Loan Documents, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
(b) of this Section 9.04 and any written consent to such assignment required by paragraph (b) of this Section 9.04, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (e) Any Lender may, without the consent of the Borrower, the Administrative Agent or the Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section 9.04, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 9.04. To the extent permitted by law,



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each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to
Section 2.17(c) as though it were a Lender.

                  (f) A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.16(e) as though it were a Lender.

                  (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Borrower and the Material Subsidiaries in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent, the Issuing Bank, the Co-Arrangers or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16, 2.18 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

                  SECTION 9.06 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Agents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Article IV, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement and the other Loan Documents shall be construed in accordance with and governed by the law of the State of Texas.

                  (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Courts of the State of Texas and of the United States District Court for the Northern District of Texas, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Texas State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

                  (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 9.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

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                  (d) Each party to this Agreement irrevocably consents to
service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10.

                  SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  SECTION 9.12 Confidentiality. Each of the Agents, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this
Section 9.12, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section
9.12 or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section 9.12, "Information" means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

                  SECTION 9.13 Interest Rate Limitation. It is the intention of the parties hereto to conform strictly to applicable interest, usury and criminal laws and, anything herein to the contrary notwithstanding, the obligations of the Borrower or any Material Subsidiary to a Lender, the Issuing Bank or any Agent under this Agreement or any other Loan Document shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to such Lender, the Issuing Bank or such Agent limiting rates of interest which may be charged or collected by such Lender, the Issuing Bank or such Agent. Accordingly, if the transactions contemplated hereby or thereby would be illegal, unenforceable, usurious or criminal under laws applicable to a Lender, the Issuing Bank or any Agent (including the laws of any jurisdiction whose laws may be mandatorily applicable to such Lender or the Administrative Agent notwithstanding anything to the contrary in this Agreement or any other Loan Document) then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document, it is agreed as follows:

                  (i) the provisions of this Section 9.13 shall govern and control;

                  (ii) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under this Agreement, or under any of the other aforesaid agreements or otherwise in connection with this Agreement or any other Loan Document by such Lender, the Issuing Bank or such Agent shall under no circumstances exceed the maximum amount of interest allowed by applicable law (such maximum lawful interest rate if any, with respect to such Lender, the Issuing Bank and the Agents herein called the "Highest Lawful Rate"), and any excess shall be canceled automatically and if theretofore paid shall be credited to the Borrower by such Lender, the Issuing Bank or such Agent (or, if such consideration shall have been paid in full, such excess refunded to the Borrower);

                  (iii) all sums paid, or agreed to be paid, to such Lender, the Issuing Bank or such Agent for the use, forbearance and detention of the indebtedness of the Borrower to such Lender, the Issuing Bank or such Agent hereunder or under any Loan Document shall, to the extent permitted by laws applicable to such Lender, the Issuing Bank or such Agent, as the case may be, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest is uniform throughout the full term thereof;

                  (iv) if at any time the interest provided pursuant to this
         Section 9.13 or any other clause of this Agreement or any other Loan Document, together with any other fees or compensation payable pursuant to this Agreement or any other Loan Document and deemed interest under laws applicable to such Lender, the Issuing Bank or such Agent, exceeds that amount which would have accrued at the Highest Lawful Rate, the amount of interest and any such fees or compensation to accrue to such Lender, the Issuing Bank or such Agent pursuant to this Agreement or such other Loan Document shall be limited, notwithstanding anything to the contrary in this Agreement or any other Loan Document, to that amount which would have accrued at the Highest Lawful Rate, but any subsequent reductions, as applicable, shall not reduce the interest to accrue to such Lender, the Issuing Bank or such Agent pursuant to this Agreement or such other Loan Document below the Highest Lawful Rate until the total amount of interest accrued pursuant to this Agreement or such other Loan Document, as the case may be, and such fees or compensation deemed to be interest equals the amount of interest which would have accrued to such Lender, the Issuing Bank or such Agent if a varying rate per annum equal to the interest provided pursuant to any other relevant Section hereof (other than this Section 9.13) or thereof as applicable, had at all times been in effect, plus the amount of fees which would have been received but for the effect of this Section 9.13; and

                  (v) with the intent that the rate of interest herein shall at all times be lawful, if the receipt of any funds owing hereunder or under any other agreement related hereto (including any of the other Loan Documents) by such Lender, the Issuing Bank or such Agent would cause such Lender, the Issuing Bank or such Agent to charge the Borrower a criminal rate of interest, the Lenders, the Issuing Bank and the Agents agree that they will not require the payment or receipt thereof or a portion thereof which would cause a criminal rate of interest to be charged by such Lender, the Issuing Bank or such Agent, as applicable, and if received such affected Lender, the Issuing Bank or such Agent will return such funds to the Borrower so that the rate of interest paid by the Borrower shall not exceed a criminal rate of interest from the date this Agreement was entered into.

                  SECTION 9.14 Co-Arrangers; Syndication Agent; Documentation Agents. None of the Co-Arrangers, the Syndication Agent or the Documentation Agents shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Document other than, except in the case of the Co-Arrangers, those applicable to all Lenders as such. Without limiting the foregoing, none of the Co-Arrangers, the Syndication Agent or the Documentation Agents shall have or be deemed to have any fiduciary relationship with any Lender or the Borrower or any of its Subsidiaries. The Borrower and each Lender acknowledge that it has not relied, and will not rely, on any of the Co-Arrangers, the Syndication Agent or the Documentation Agents in deciding to enter into this Agreement or in taking any action hereunder or under the Loan Documents.

                  SECTION 9.15 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN OR AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                      [SIGNATURE PAGES BEGIN ON NEXT PAGE]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, THE CHASE MANHATTAN BANK,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO



                                               TRINITY INDUSTRIES, INC.



                                               By:
                                                  ------------------------------
                                                     John L. Adams,
                                                     Executive Vice President



                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, THE CHASE MANHATTAN BANK,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO



                                        THE CHASE MANHATTAN BANK,
                                        individually and as Administrative Agent


                                        By:
                                           -------------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, THE CHASE MANHATTAN BANK,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO




                                  DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                  BRANCHES,
                                  individually and as Syndication Agent


                                  By:
                                       ---------------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


                                  By:
                                       ---------------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, THE CHASE MANHATTAN BANK,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO


                                       THE BANK OF TOKYO -  MITSUBISHI,  LTD.,
                                       individually and as a Documentation Agent



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, THE CHASE MANHATTAN BANK,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO







                                       BANK ONE, NA.,
                                       individually and as a Documentation Agent


                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, THE CHASE MANHATTAN BANK,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO




                                       SUNTRUST BANK,
                                       individually and as a Documentation Agent


                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, THE CHASE MANHATTAN BANK,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO



                                       WACHOVIA BANK, N.A., as a Lender



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, THE CHASE MANHATTAN BANK,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO






                                       BNP PARIBAS, as a Lender



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, THE CHASE MANHATTAN BANK,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO



                                     THE ROYAL BANK OF SCOTLAND plc, as a Lender



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, THE CHASE MANHATTAN BANK,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO



                                       THE BANK OF NOVA SCOTIA, as a Lender



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, THE CHASE MANHATTAN BANK,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO



                                       THE BANK OF NEW YORK, as a Lender



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                [Signature Page]

                                SIGNATURE PAGE TO
                                CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, THE CHASE MANHATTAN BANK,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO



                                       COMERICA BANK, as a Lender



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                [Signature Page]

                                                                       EXHIBIT A

                                    [FORM OF]

                            ASSIGNMENT AND ACCEPTANCE

                  Reference is made to the Credit Agreement dated as of June 8, 2001 (as amended and in effect on the date hereof, the "Credit Agreement"), among Trinity Industries, Inc., the Lenders named therein, The Chase Manhattan Bank, as Administrative Agent for the Lenders, and the other Agents named therein. Terms defined in the Credit Agreement are used herein with the same meanings.

                  The Assignor named on the reverse hereof hereby sells and assigns, without recourse, to the Assignee named on the reverse hereof, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth on the reverse hereof, the interests set forth on the reverse hereof (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the interests set forth on the reverse hereof in the Commitment of the Assignor on the Assignment Date and Competitive Loans and Loans owing to the Assignor which are outstanding on the Assignment Date, together with the participations in Letters of Credit, LC Disbursements held by the Assignor on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement and the other Loan Documents. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

                  This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.16(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The Assignee shall pay the fee payable to the Administrative Agent pursuant to Section 9.04(b) of the Credit Agreement.

                  This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Texas.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment

("Assignment Date"):



                                                                        Percentage Assigned of
                                                                        Facility/Commitment (set forth,
                                        Principal Amount Assigned       to at least 8 decimals, as a
                                        (and identifying information    percentage of the Facility
                                        as to individual Competitive    and the aggregate Commitments of
Facility                                Loans)                          all Lenders thereunder)
-----------------------------------     ----------------------------    -----------------------------------
Commitment Assigned:                    $                               %
                                        ----------------------------    -----------------------------------
Loans:
                                        ----------------------------    -----------------------------------
Competitive Loans:
                                        =============================== ===================================


The terms set forth above and on the reverse side hereof are hereby agreed to:

                                              [Name of Assignor], as Assignor



                                              By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                        ------------------------

                                              [Name of Assignee], as Assignee



                                              By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

The undersigned hereby consent to the within assignment:

Trinity Industries, Inc.                            The Chase Manhattan Bank,
                                                    as Administrative Agent,



By:                                                 By:
   -----------------------------                       -------------------------
   Name:                                               Name:
        ------------------------                            --------------------
      Title:                                           Title:
            ------------------------                         -------------------


                                                    The Chase Manhattan Bank,
                                                    as Issuing Bank



                                                    By:
                                                       -------------------------
                                                       Name:
                                                            --------------------
                                                       Title:
                                                             -------------------

----------

(1) Consents to be included to the extent required by Section 9.04(b) of the Credit Agreement.

                                                                       EXHIBIT B

                                    [FORM OF]

                                    GUARANTY

         THIS GUARANTY (this "Guaranty"), dated as of June 8, 2001, is made by _________________, a _________________ (the "Guarantor"), in favor of THE CHASE
MANHATTAN BANK, as Administrative Agent (together with all successors and assigns thereto, the "Administrative Agent") for each of the Lender Parties.

                                   WITNESSETH:

         WHEREAS, pursuant to a Credit Agreement, dated as of June 8, 2001 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Trinity Industries, Inc., a Delaware corporation (the "Borrower"), the various financial institutions as are, or may from time to time become, parties to the Credit Agreement (the "Lenders"), the various financial institutions as are or may from time to time become Agents under the Credit Agreement, and The Chase Manhattan Bank, as Administrative Agent for the Lenders, the Lenders have agreed to extend Commitments to make Loans to, and the Issuing Bank has agreed to issue Letters of Credit for the account of, the Borrower; and

         WHEREAS, as a condition precedent to the making of the initial Loans and the issuance of the initial Letter of Credit under the Credit Agreement, the Guarantor is required to execute and deliver this Guaranty; and

         WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

         WHEREAS, it is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to, and the Letters of Credit issued from time to time for the account of, the Borrower and its Subsidiaries by the Lenders and the Issuing Bank, as the case may be, pursuant to the Credit Agreement;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to, and to induce the Issuing Bank to issue the Letters of Credit (including the initial Letter of Credit) for the account of, the Borrower and its Subsidiaries pursuant to the Credit Agreement and the Lender Parties to extend financial accommodations, the Guarantor agrees, for the benefit of each Lender Party, as follows:

                                   ARTICLE I
                                   DEFINITIONS

                  SECTION 1.01 CERTAIN TERMS. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Borrower" is defined in the first recital.

         "Credit Agreement" is defined in the first recital.

         "Guarantor" is defined in the preamble.

         "Guaranty" is defined in the preamble.

         "Lender Party" means, as the context may require, any Lender, any Agent, any Issuing Bank, and each of its respective successors, transferees and assigns.

         "Lenders" is defined in the first recital.

         "Loan Parties" means, collectively, the Borrower, the Guarantor and any other Subsidiary of the Borrower which executes a Loan Document, and "Loan Party" means any one of the foregoing.

         "Obligations" means the sum of (i) the Credit Exposures of the Lenders under the Loan Documents plus (ii) all accrued but unpaid interest and fees owing to the Lender Parties under the Loan Documents plus (iii) all other obligations (monetary or otherwise) of the Borrower or any Subsidiary of the Borrower to any Lender Party, whether or not contingent, arising under or in connection with any of the Loan Documents

                  SECTION 1.02 CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                   ARTICLE II
                               GUARANTY PROVISIONS

                  SECTION 2.01 GUARANTY. The Guarantor hereby absolutely, unconditionally and irrevocably

                  (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Loan Party now or hereafter existing under the Credit Agreement and each other Loan Document to which the Borrower or such other Loan Party is or may become a party, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(4) of the United States Bankruptcy Code, 11 U.S.C. Section 362(4), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)), and

                  (b) indemnifies each Lender Party for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Lender or such holder, as the case may be, in enforcing any rights under this Guaranty;

provided, however, that the Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to the Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Lender Party exercise any right, assert any claim or demand, or enforce any remedy whatsoever against the Borrower or any other Loan Party (or any other Person) before or as a condition to the obligations of the Guarantor hereunder.

                  SECTION 2.02 ACCELERATION OF GUARANTY. The Guarantor agrees that, in the event that the Obligations have been accelerated pursuant to
Article VII of the Credit Agreement, the Guarantor will pay to the Administrative Agent for itself and as agent for the Lender Parties forthwith the full amount of all such Obligations.

                  SECTION 2.03 GUARANTY ABSOLUTE, ETC. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrower and each other Loan Party have been paid in full, all obligations of the Guarantor hereunder shall have been paid in full and all Commitments shall have terminated and all Letters of Credit shall have terminated or expired. The Guarantor guarantees that the Obligations of the Borrower and each other Loan Party will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party or any holder of any note with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of the Credit Agreement or any other Loan Document;

                  (b) the failure of any Lender Party

                  (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Loan Party or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any other Loan Document, or otherwise, or

                  (ii) to exercise any right or remedy against any other guarantor of any Obligations of the Borrower or any other Loan Party;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower or any other Loan Party, or any other extension, compromise, or renewal of any Obligation of the Borrower or any other Loan Party;

                  (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower or any other Loan Party for any reason (other than indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower, any other Loan Party or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Loan Document;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Lender Party securing any of the Obligations of the Borrower or any other Loan Party; or

                  (g) any other circumstance (other than indefeasible payment in full in cash of the Obligations) which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Loan Party, any surety, or any guarantor.

                  SECTION 2.04 REINSTATEMENT, ETC. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Lender Party, upon the insolvency, bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise, all as though such payment had not been made.

                  SECTION 2.05 WAIVER, ETC. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other Loan Party and this Guaranty and any requirement that the Administrative Agent or any other Lender Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Loan Party or any other Person (including any other guarantor) or any collateral securing the Obligations of the Borrower or any other Loan Party, as the case may be.

                  SECTION 2.06 WAIVER OF SUBROGATION. Until the indefeasible payment in full in cash of all Obligations and the termination or expiration of all Commitments and Letters of Credit, the Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Borrower or any other Loan Party that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Lender Parties against the Borrower or any other Loan Party or any collateral which the Administrative Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Borrower or any other Loan Party, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender Parties, and shall forthwith be paid to the Administrative Agent for the benefit of the Lender Parties to be credited and applied to the Obligations, whether matured or unmatured. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                  SECTION 3.01 REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants unto each Lender Party as set forth in this Article.

                  SECTION 3.02 ORGANIZATION; POWERS. The Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

                  SECTION 3.03 AUTHORIZATION; ENFORCEABILITY. The execution, delivery and performance by the Guarantor of this Guaranty and each other Loan Document executed or to be executed by it are within the Guarantor's corporate, partnership or limited liability company powers (as applicable), and have been duly authorized by all necessary corporate, partnership or limited liability company action (as applicable), and if required and applicable, stockholder action. This Guaranty has been duly executed and delivered by the Guarantor and constitutes, and each other Loan Document executed or to be executed by the Guarantor, when executed and delivered by the Guarantor, will constitute, a legal, valid and binding obligation of the Guarantor, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  SECTION 3.04 APPROVALS; NO CONFLICTS. The execution, delivery and performance by the Guarantor of this Guaranty and each other Loan Document executed or to be executed by it, (a) do not require any approval of any Governmental Authority or other third party approvals, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created in connection with this Guaranty, (b) will not violate any applicable Governmental Rule or the articles of organization, formation or incorporation (or comparable document), bylaws, operating agreement, partnership agreement, limited liability company agreement or similar documents (as applicable) of the Guarantor or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement, or other instrument binding upon the Guarantor or its assets, or give rise to a right thereunder to require any payment to be made by the Guarantor and (d) will not result in the creation or imposition of any Lien on any asset of the Guarantor except Liens created under the Loan Documents.

                  SECTION 3.05 BENEFIT TO THE GUARANTOR. The Guarantor is a wholly-owned subsidiary of the Borrower; and the Guarantor's guaranty pursuant to this Guaranty reasonably may be expected to benefit, directly or indirectly, the Guarantor; and the Guarantor has determined that this Guaranty is necessary and convenient to the conduct, promotion and attainment of the business of the Guarantor and the Borrower.

                  SECTION 3.06 LITIGATION MATTERS. Except for Disclosed Matters, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or any of its Subsidiaries or any of their respective properties, businesses, assets or revenues, (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that question the validity or enforceability of any Loan Documents or seek to enjoin or prevent the Transactions. Since the date of this Guaranty, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

                  SECTION 3.07 SOLVENCY. Immediately after entering into this Guaranty, the Guarantor will be Solvent. As used herein, the term "Solvent" means, with respect to the Guarantor, a condition under which (a) the fair market value of the Guarantor's assets is, on the date of determination greater than the total amount of the Guarantor's liabilities (including contingent and unliquidated liabilities) at such time; and (b) the Guarantor is able to pay all of its liabilities as such liabilities mature. For purposes of this definition
(i) the amount of the Guarantor's contingent or unliqudated liabilities at any time shall be the amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability, (ii) the "fair saleable value" of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value, and (iii) the "regular market value" of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions.

                  SECTION 3.08 CREDIT AGREEMENT REPRESENTATIONS. All representations and warranties made by the Borrower with respect to the Guarantor set forth in Article III of the Credit Agreement are true and correct in all respects as of the date hereof.

                                   ARTICLE IV
                                 COVENANTS, ETC.

                  SECTION 4.01 COVENANTS. Until the payment in full in cash of all Obligations and the termination or expiration of all Commitments and Letters of Credit, the Guarantor covenants and agrees that the Guarantor will perform, comply with, observe and fulfill each of the covenants, agreements and obligations contained in the Credit Agreement, including without limitation,
Article V and Article VI of the Credit Agreement, pertaining or otherwise applicable to the Guarantor in its capacity as a Loan Party and a Subsidiary. The Guarantor hereby irrevocably and unconditionally agrees to be bound by such covenants, agreements and obligations applicable to it in such capacities as if the Guarantor were a party to the Credit Agreement and such covenants, agreements, and obligations applicable to it in such capacities are hereby reaffirmed by the Guarantor.

                                   ARTICLE V
                            MISCELLANEOUS PROVISIONS

                  SECTION 5.01 LOAN DOCUMENT. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

                  SECTION 5.02 BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. This Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Administrative Agent, each other Lender Party and their respective successors, transferees and assigns permitted by Section 9.04 of the Credit Agreement.

                  SECTION 5.03 AMENDMENTS, ETC. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent in accordance with Section 9.02(b) of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 5.04 ADDRESSES FOR NOTICES TO THE GUARANTOR. All notices and other communications hereunder to the Guarantor shall be in writing (including telecopy communication) and mailed or telecopied or delivered to it, addressed to it at the address set forth below its signature hereto, or at such other address as shall be designated by the Guarantor in a written notice to the Administrative Agent at the address specified in the Credit Agreement complying as to delivery with the terms of this Section. All such notices and other communications shall be effective as provided in Section 9.01 of the Credit Agreement.

                  SECTION 5.05 NO WAIVER REMEDIES. In addition to, and not in limitation of, Section 2.03 and Section 2.05, no failure on the part of any Lender Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 5.06 HEADINGS. Article and Section headings used herein are for convenience of reference only, are not part of this Guaranty and shall not affect the construction of, or be taken into consideration in interpreting, this Guaranty.

                  SECTION 5.07 SETOFF. If an Event of Default shall have occurred and be continuing, each Lender Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender Party to or for the credit or the account of the Guarantor or any of its Subsidiaries against any of and all the obligations of Guarantor now or hereafter existing under this Guaranty held by such Lender, irrespective of whether or not such Lender Party shall have made any demand under this Guaranty and although such obligations may be unmatured; provided, however, that any such set-off and application shall be subject to the provisions of Section 2.17 of the Credit Agreement.

                  SECTION 5.08 SEVERABILITY. Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality, and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 5.09 GOVERNING LAWS. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF TEXAS.

                  SECTION 5.10 WAIVER OF JURY TRIAL. GUARANTOR HEREBY WAIVES,
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF
OR RELATING TO THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT SUCH LENDER PARTIES HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 5.11 NO ORAL AGREEMENTS. THIS WRITTEN GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AS TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                          [SIGNATURE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        ---------------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Address:
                                                 -------------------------------

                                        Attention:
                                                  ------------------------------
                                        Telephone:
                                                  ------------------------------
                                        Telecopy:
                                                  ------------------------------

                                                                       EXHIBIT C

                                    [FORM OF]

                                BORROWING REQUEST

                               ___________, 200___

The Chase Manhattan Bank
as Administrative Agent
for the Lenders referred to below
c/o The Chase Manhattan Bank

---------------------------

---------------------------

---------------------------

Attention:
           ----------------
Facsimile:
           ----------------

The Chase Manhattan Bank
as Administrative Agent
for the Lenders referred to below
c/o The Chase Manhattan Bank

---------------------------

---------------------------

---------------------------

Attention:
           ----------------
Facsimile:
           ----------------

         Re:      Credit Agreement (hereinafter defined)

Dear Sirs:

         Reference is made to that certain Credit Agreement, dated as of June 8, 2001 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Trinity Industries, Inc., a Delaware corporation (the "Borrower"), the Lenders party thereto, and The Chase Manhattan Bank, as the Administrative Agent (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Borrowing Request and the Borrower hereby requests a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing requested hereby:

         (A)      Principal amount of Borrowing(1):_______________________

         (B)      Interest rate basis(2):

         (C)      Effective date (which is a Business Day):

         (D)      Date of maturity (which is a Business Day):

         (E)      Interest Period(3):

         If the Borrowing results in an increase in the aggregate outstanding principal amount of the Loans, the Borrower hereby represents and warrants that the conditions specified in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are satisfied.

         The Borrower has caused this Borrowing Request to be executed and delivered by its Authorized Officer this _____ day of ___________, 200____.

                                         Very truly yours,

                                         TRINITY INDUSTRIES, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


----------

(1) Not less than $10,000,000 and an integral multiple of $2,000,000 (or aggregate unused balance of the Commitments in the case of an ABR Borrowing).

(2) Eurodollar Borrowing or ABR Borrowing.

(3) If applicable, selected period must comply with the definition of "Interest Period" and end not later than the Revolving Commitment Termination Date.

                                                                       EXHIBIT D

                                    [FORM OF]

                            INTEREST ELECTION REQUEST

The Chase Manhattan Bank
as Administrative Agent
for the Lenders referred to below
c/o The Chase Manhattan Bank

---------------------------

---------------------------

---------------------------
Attention:
           ----------------
Facsimile:
           ----------------

The Chase Manhattan Bank
as Administrative Agent
for the Lenders referred to below
c/o The Chase Manhattan Bank

---------------------------

---------------------------

---------------------------
Attention:
           ----------------
Facsimile:
           ----------------

         Re:      Credit Agreement (hereinafter defined)

Dear Sirs:

         Reference is made to that certain Credit Agreement, dated as of June 8, 2001 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Trinity Industries, Inc., a Delaware corporation (the "Borrower"), the Lenders party thereto, and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes an Interest Election Request and the Borrower hereby requests the conversion or continuation of a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing to be converted or continued as requested hereby:

         (A)      Borrowing to which this request applies(1):

         (B)      Principal amount of Borrowing to be converted/continued(2):


----------

(1) Specify existing Type and last day of current Interest Period.

         (C)      Effective date of election (which is a Business Day):

         (D)      Interest rate basis of resulting Borrowing(3):

         (E)      Interest Period of resulting Borrowing(4):

                                             Very truly yours,

                                             TRINITY INDUSTRIES, INC.


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------




                                      D-2


----------

(2) Not less than $10,000,000 or an integral multiple of $2,000,000.

(3) Eurodollar Borrowing or ABR Borrowing.

(4) Which must comply with the definition of "Interest Period" and end not later than the Revolving Commitment Termination Date.

                                                                       EXHIBIT E

                                    [FORM OF]

                            CERTIFICATE OF CONVERSION

                               ____________, 2002

The Chase Manhattan Bank
as Administrative Agent
for the Lenders referred to below
c/o The Chase Manhattan Bank

---------------------------

---------------------------

---------------------------
Attention:
           ----------------
Facsimile:
           ----------------

The Chase Manhattan Bank
as Administrative Agent
for the Lenders referred to below
c/o The Chase Manhattan Bank

---------------------------

---------------------------

---------------------------
Attention:
           ----------------
Facsimile:
           ----------------

         Re:      Request for Term Loans

Dear Sirs:

         Reference is made to the Credit Agreement, dated as of June 8, 2001 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Trinity Industries, Inc., a Delaware corporation (the "Borrower"), the Lenders party thereto, and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         Pursuant to the terms of Section 2.01(b) of the Credit Agreement, the Borrower hereby requests the making of the Term Loans by the Lenders on the Revolving Commitment Termination Date, all in accordance with the terms of such
Section 2.01(b) and the other terms and provisions of the Credit Agreement.

         To induce the Lenders to make such Term Loans on the Revolving Commitment Termination Date, the Borrower hereby represents, warrants, acknowledges, and agrees to and with each Agent and each Lender that:

                  (a) The Authorized Officer of the Borrower signing this instrument is a duly elected, qualified and acting officer of the Borrower, holding the office indicated below such officer's signature hereto and having all necessary authority to act for the Borrower in making and delivering this Certificate of Conversion.

                  (b) Except for the facts heretofore disclosed to the Administrative Agent under the Credit Agreement in writing, which facts (i) are not materially more adverse to the Borrower and its Subsidiaries taken as a whole, (ii) do not materially decrease the ability of the Lenders to collect the Indebtedness due and owing under the Loan Documents as and when due and payable and (iii) do not materially increase the liability of the Agents or any of the Lenders, and except for the representations set forth in the Loan Documents which, by their terms, are expressly (or by means of similar phrasing) made as of the date of the Credit Agreement, the Effective Date or any other specific date, only, the representations and warranties made in each Loan Document are true and correct in all material respects on and as of the time of delivery hereof, with the same force and effect as if made on and as of the time of delivery hereof.

                  (c) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 9.02 of the Credit Agreement.

                  (d) The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 9.02 of the Credit Agreement. The Credit Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

         The Borrower agrees that if, prior to the time of the making of the Term Loans by the Lenders requested hereby, any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that, prior to the time of the making of the Term Loans by the Lenders requested hereby, the Administrative Agent shall have received written notice from the Borrower to the contrary, each matter certified herein shall be deemed once again to be certified as true and correct as of the date of such making of the Term Loans by the Lenders as if then made.

         The Authorized Officer of the Borrower signing this instrument hereby certifies that, to the best of his knowledge, the above representations, warranties, acknowledgments and agreements of the Borrower are true, correct and complete.

                                                TRINITY INDUSTRIES, INC.

                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                                                       EXHIBIT F

                                    [FORM OF]

                 ADDITIONAL REVOLVING LOAN ASSUMPTION AGREEMENT

                             [Name(s) of Lender(s)]


                                                                       ,
                                                    -------------------  -------

Trinity Industries, Inc.
2525 Stemmons Freeway
Dallas, Texas 75207
Attention: Neil Shoop

re:      Additional Revolving Loan Assumption Agreement

Gentlemen:

         Reference is hereby made to the Credit Agreement, dated as of June 8, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among Trinity Industries, Inc. (the "Borrower" or "you"), the lenders from time to time party thereto (the "Lenders"), The Bank of Tokyo - Mitsubishi, Ltd., Bank One, NA and SunTrust Bank, as Documentation Agents, Dresdner Bank AG, New York and Grand Cayman Branches, as Syndication Agent, and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

         Each financial institution (each an "Assuming Lender") party to this letter agreement (this "Agreement") hereby severally agrees to provide the Additional Revolving Commitment set forth opposite its name on Annex I attached hereto (for each such Assuming Lender, its "Additional Revolving Commitment"). Each Additional Revolving Commitment provided pursuant to this Agreement shall be subject to the terms and conditions set forth in the Credit Agreement, including Section 2.01(c) thereof.

         Each Assuming Lender acknowledges and agrees that the Additional Revolving Commitment provided pursuant to this Agreement, in the aggregate amount set forth on Annex I hereto, shall constitute an Additional Revolving Commitment (as specified in Annex I) under, and as defined in, the Credit Agreement. Each Assuming Lender further agrees that, with respect to the Additional Revolving Commitment provided by it pursuant to this Agreement, such Assuming Lender shall receive an upfront fee equal to that amount set forth opposite its name on Annex I hereto (if any).

         Each Assuming Lender party to this Agreement (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (ii) agrees that it will independently and without reliance upon the Co-Arrangers, the Documentation Agents, the Syndication Agent, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, and (v) in the case of each lending institution organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States, certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Loan Documents. Upon the execution of a counterpart of this Agreement by the Administrative Agent and the Borrower, the delivery to the Administrative Agent of a fully executed copy (including by way of counterparts and by facsimile transmission) hereof and the payment of any fees (including, without limitation, the upfront fees (if any) payable pursuant to the immediately preceding paragraph) required in connection herewith, each Assuming Lender party hereto shall become a Lender pursuant to the Credit Agreement and, to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents.

         You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on ___________, _________. If you do not so accept this Agreement by such time, our Additional Revolving Commitment set forth in this Agreement shall be deemed cancelled.

         After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 9.02 of the Credit Agreement.

                           [SIGNATURE PAGE TO FOLLOW]

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

                                         Very truly yours,

                                         [NAME OF LENDER], as an Assuming Lender

                                         By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

Agreed and Accepted
this ____ day of ___________, _______:

TRINITY INDUSTRIES, INC.

By:
   ------------------------
   Name:
        -------------------
   Title:
         ------------------


THE CHASE MANHATTAN BANK,
     as Administrative Agent

By:
   ------------------------
   Name:
        -------------------
   Title:
         ------------------

                              ANNEX I TO EXHIBIT F

                              Amount of Additional
Name of Lender                Revolving Commitment           Upfront Fee
--------------                --------------------           -----------




Total:




                                    Annex I

                                                                       EXHIBIT G

                                    [FORM OF]
                             COMPLIANCE CERTIFICATE



                              _____________, 200__

The Chase Manhattan Bank, as Administrative Agent
2200 Ross Avenue, 3rd Floor
Dallas, Texas  75201
Attention: Mike Lister

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement dated as of June 8, 2001 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), by and among Trinity Industries, Inc., a Delaware corporation ("Borrower"), the Lenders named therein, The Chase Manhattan Bank, as Administrative Agent to the Lenders ("Administrative Agent"), and the other Agents named therein. Capitalized terms used herein without definition and which are defined in the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

         Pursuant to Section 5.01(c) of the Credit Agreement, the undersigned Financial Officer of Borrower hereby certifies to Administrative Agent as follows: (a) the information furnished in the calculations attached hereto was true and correct as of the last day of the Fiscal [Year] [Quarter] ended _____________; (b) as of the date of this Compliance Certificate, there exists no Default or Event of Default or condition which would, with either or both the giving of notice or the lapse of time, result in a Default of an Event of Default; and (c) the financial statements delivered herewith were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods.

         IN WITNESS WHEREOF, the undersigned officer has executed this Compliance Certificate as of the date first written above.

                                   TRINITY INDUSTRIES, INC.


                                   By:
                                      ---------------------------------
                                   Name:
                                        -------------------------------
                                   Title:
                                          ------------------------------

                        COMPLIANCE CERTIFICATE WORKSHEET


1.       MINIMUM INTEREST COVERAGE RATIO - SECTION 6.09(a)

         (a) consolidated net income                             $
                                                                  -------------

         (b) to the extent deducted in the calculation of
     consolidated net income, Interest Expense                   $
                                                                  -------------

         (c) to the extent deducted in the calculation of
     consolidated net income, depreciation and amortization      $
                                                                  -------------

         (d) to the extent deducted in the calculation of
     consolidated net income, income and franchise tax expenses  $
                                                                  -------------

         (e) to the extent deducted in the calculation of
     consolidated net income, and with respect to Fiscal Year
     ended March 31, 2001 only, non-cash and cash charges
     (not to exceed $174,000,000)                                $
                                                                  -------------

         (f) to the extent deducted in the calculation of
     consolidated net income, extraordinary gains or losses,
     including, but not limited to, gains or losses on the
     disposition of assets (other than in connection with the
     sale of rail cars from the lease fleet in the ordinary
     course of business)                                         $
                                                                  -------------

         (g) EBITDA (the sum of items (a), (b), (c), (d) and
     (e) above, minus item (f) above                             $
                                                                  -------------

         (h) cash interest payments                              $
                                                                  -------------

         (i) Interest Coverage Ratio (item (g) above divided by
     item (h) above)                                              ______ to 1.00

         (j) Minimum Interest Coverage Ratio (from
     Section 6.09(a))                                              3.75 to 1.00

2.       MAXIMUM LEVERAGE RATIO - SECTION 6.09(b)

         (a) Indebtedness                                        $
                                                                  -------------
         (b) LC Exposure                                         $
                                                                  -------------
         (c) Existing LC Exposure                                $
                                                                  -------------
         (d) Total Debt (item (a) above minus the sum of
     items (b) and (c) above)                                    $
                                                                  -------------


         (e) EBITDA (from item 1(g) above)                  $
                                                             ------------

         (f) Leverage Ratio (item (d) above divided by
     item (e) above)                                        ___________ to 1.00

         (g) Maximum Leverage Ratio (from Section
     6.09(b))                                               ___________ 3.00 to 1.00


3.       MINIMUM NET WORTH - SECTION 6.09(c)

         (a) Amount from Section 6.09(c)(i) of the
     Credit Agreement                                       $ 703,200,000


         (b) cumulative consolidated net income             $
                                                             ------------------


         (c) 50% of item (b) above                          $
                                                             ------------------

         (d) 100% of net cash proceeds from the
     issuance of Equity                                     $
                                                             ------------------
         (e) Consolidated Net Worth                         $
                                                             ------------------

         (f) Minimum Consolidated Net Worth (the sum of
     items (a), (c) and (d) above)                          $
                                                             ------------------
4.       CAPITAL EXPENDITURES - SECTION 6.11

         (a) Capital Expenditures (Leasing Company) $

         (b) Maximum Capital Expenditures (Leasing
     Company) per Fiscal Year (from Section 6.11(a))        $ 205,000,000

         (c) Capital Expenditures (Non-Leasing Company)     $
                                                             ------------------

         (d) Maximum Capital Expenditures (Non-Leasing
     Company) per Fiscal Year (from Section 6.11 (b))       $  85,000,000


                                  SCHEDULE 1.01

                           EXISTING LETTERS OF CREDIT


BENEFICIARY                                AMOUNT               APPLICANT            EXPIRATION      ISSUED BY
-----------                             -----------         -------------------      ----------     -----------
Pacific Employers Ins. Co.              $15,188,291              III Co.(4)           07/01/01        B of A
Reliance Natl. Indemnity                 10,000,000              III Co.(4)           07/01/01        B of A
Reliance Natl. Indemnity                  2,000,000          Trinity Industries       07/01/01        B of A
Reliance Natl. Indemnity                 20,000,000              III Co.(4)           07/01/01          DKB
Reliance Natl. Indemnity                 10,000,000              III Co.(4)           07/01/01      Scotia Bank
Reliance Natl. Indemnity                 10,000,000              III Co.(4)           07/01/01       Sun Trust
Bureau of Workers                         2,900,000          McConway & Torley        03/06/02         Chase
   Compensation - PA
Energas Company                             140,000         Transit Mix Concrete      11/05/01         Chase
                                                               & Materials
Hindusthan Development Corp.                146,371          Trinity Industries       10/31/01         Chase
Unisign Produktie                           392,428          Trinity Industries       08/31/01         Chase
   Automatisering B.V
VTG-Lehnkering                            2,952,411(1)          Trinity GmbH          06/30/02       Dresdner
Tatra Bank                                  761,400(1)          Trinity GmbH          12/15/01       ABN-AMRO
Custom House Arad                           289,210(2)         Astra Vagoane          07/31/01       ABN-AMRO
SNP Petrom SA                                 4,052(1)         Astra Vagoane          06/17/01       ABN-AMRO
Uzinexportimport SA                          14,357            Astra Vagoane          04/15/03       ABN-AMRO
Deutsche Bahn Germany                       928,946(3)         Astra Vagoane          10/15/02       ABN-AMRO
OTS Omnia Tranporti Italy                    72,448(3)         Astra Vagoane          07/15/01       ABN-AMRO
Wagonmarket Slovakia                        218,426(1)         Astra Vagoane          08/31/01       ABN-AMRO
Wagonmarket Slovakia                        108,131(3)         Astra Vagoane          10/30/01       ABN-AMRO
Fahrzengtechnik Dessau                      199,827(3)         Astra Vagoane          10/31/01       ABN-AMRO
SNCB-Belgian Natl. Railway               11,041,286(1)          Wagonmarket           11/30/02      Tatra Bank
SNCB-Belgian Natl. Railway                1,766,878(1)          Wagonmarket           10/31/01      Tatra Bank
SNCB-Belgian Natl. Railway                  996,375(1)          Wagonmarket           12/31/01      Tatra Bank
SNCB-Belgian Natl. Railway                  142,339(1)          Wagonmarket           08/30/04      Tatra Bank
Custom House Arad                           156,424(2)         Astra Vagoane          08/31/01       ABN-AMRO
Custom House Arad                           208,565(2)         Astra Vagoane          07/31/01       ABN-AMRO
Custom House Arad                             1,738(2)         Astra Vagoane          01/31/02       ABN-AMRO
State Ownership Fund                         75,000          Trinity Industries       10/31/01       ABN-AMRO

TOTAL                                   $90,704,903



(1) Euros converted to US Dollars @ 06/04/01 Exchange Rate

(2) ROL converted to US Dollars @ 06/04/01 Exchange Rate

(3) DEM converted to US Dollars @ 06/04/01 Exchange Rate

(4) International Industrial Indemnity Co. (Trinity's Captive Insurance Subsidiary)

                                Schedule 1.01 - 1

                                  SCHEDULE 2.01

                                   COMMITMENTS



     Lender                                                      Commitments
     ------                                                      -----------
The Chase Manhattan Bank                                         $50,000,000

Dresdner Bank AG, New York and Grand
Cayman Branches                                                  $ 50,000,000

The Bank of Tokyo - Mitsubishi, Ltd.                             $ 50,000,000

Bank One, NA                                                     $ 50,000,000

SunTrust Bank                                                    $ 50,000,000

BNP Paribas                                                      $ 50,000,000

The Royal Bank of Scotland plc                                   $ 50,000,000

Wachovia Bank, N.A.                                              $ 35,000,000

The Bank of Nova Scotia                                          $ 35,000,000

The Bank of New York                                             $ 25,000,000

Comerica Bank                                                    $ 15,000,000

TOTAL:                                                           $460,000,000



                                Schedule 2.01 - 1

                                  SCHEDULE 3.06

                                DISCLOSED MATTERS

         None, except as disclosed in Borrower's Form 10-K and Form 10-Q reports to the Securities and Exchange Commission.











                                Schedule 3.06 - 1

                                  SCHEDULE 3.11

                                  SUBSIDIARIES

                                 U. S. COMPANIES


BELL TRUCKING COMPANY, INC.
State of Incorporation:  Texas
Date of Incorporation:   12/9/54
Qualified:  Texas


COLOMBUS EQUIPMENT LEASING COMPANY
State of Incorporation:  Texas
Date of Incorporation:   8/30/96
Qualified:  Texas


CONCRETE SUPPLY.NET, LLC
State of Incorporation:  Texas
Date of Incorporation:   8/10/00
Qualified:  Texas

DIFCO, INC.
State of Incorporation:  Ohio
Date of Incorporation:   12/27/54
Qualified:  Ohio

EXPRESS CONCRETE, INC.
State of Incorporation:  Texas
Date of Incorporation:   8/20/96
Qualified:  Texas

FLO-BEND, INC.
State of Incorporation:  Delaware
Date of Incorporation:   10/20/93
Qualified:  Delaware, Oklahoma

GAMBLES, INC.
State of Incorporation:  Alabama
Date of Incorporation:   2/5/88
Qualified:  Alabama


                                Schedule 3.11 - 1

GREENVILLE STEEL CAR COMPANY, INC.
State of Incorporation:  Pennsylvania
Date of Incorporation:   1/19/93
Qualified:  Pennsylvania

HACKNEY, INC.
State of Incorporation:  Texas
Date of Incorporation:   1/24/83
Qualified:  Texas

INDUSTRIALSOUP.COM, INC.
State of Incorporation:  Delaware
Date of Incorporation:   5/3/00
Qualified:  Delaware

INTERNATIONAL INDUSTRIAL INDEMNITY COMPANY
State of Incorporation:  Vermont
Date of Incorporation:   6/19/90
Qualified:  Vermont

INVENTORSPORTAL.COM, INC.
State of Incorporation:  Delaware
Date of Incorporation:   5/3/00
Qualified:  Delaware

IRONOX.COM, INC.
State of Incorporation:  Delaware
Date of Incorporation:   5/3/00
Qualified:  Delaware

KENTUCKY GALVANIZING, INC.
State of Incorporation:  Kentucky
Date of Incorporation:   6/1/88
Qualified:  Kentucky

MCT HOLDINGS, DELAWARE, INC.
State of Incorporation:  Delaware
Date of Incorporation:
Qualified:  Delaware


                                Schedule 3.11 - 2

MCT HOLDINGS, INC.
State of Incorporation:  Maryland
Date of Incorporation:
Qualified:  Maryland

MCT PROPERTIES, INC.
State of Incorporation:  Delaware
Date of Incorporation:   7/25/95
Qualified:  Delaware

MCCONWAY & TORLEY CORPORATION
State of Incorporation:  Pennsylvania
Date of Incorporation:   6/25/40
Qualified:  Pennsylvania, Kansas

MCCONWAY & TORLEY - ANNISTON, INC.
State of Incorporation:  Delaware
Date of Incorporation:   7/22/97
Qualified:  Delaware, Alabama

MIDLAND PAVING, INC.
State of Incorporation:  Delaware
Date of Incorporation:   4/20/94
Qualified:  Delaware, Texas

MOSHER STEEL COMPANY
State of Incorporation:  Texas
Date of Incorporation:   1/24/83
Qualified:  Texas

PATRIOT CONCRETE

PLATZER SHIPYARD, INC.
State of Incorporation:  Delaware
Date of Incorporation:   2/22/93
Qualified:  Delaware, Texas

REUNION GENERAL AGENCY, INC.
State of Incorporation:  Texas
Date of Incorporation:   12/12/66
Qualified:  Texas

                                Schedule 3.11 - 3

SOUTH TEXAS CONSTRUCTION, INC.
State of Incorporation:  Delaware
Date of Incorporation:   2/22/93
Qualified:  Delaware, Texas

STANDARD FORGED PRODUCTS, INC.
State of Incorporation:  Delaware
Date of Incorporation:   7/8/88
Qualified:  Delaware, Pennsylvania

STANDARD FORGINGS CORPORATION
State of Incorporation:  Delaware
Date of Incorporation:   10/1/68
Qualified:  Delaware, Indiana

SYRO, INC.
State of Incorporation:  Ohio
Date of Incorporation:   8/14/46
Qualified:  Ohio, Utah, Texas

TEXAS MCCONWAY & TORLEY, L.P.
State of Incorporation:  Texas
Date of Incorporation:   7/27/95
Qualified:  Texas

TEXAS METAL FABRICATING, INC.
State of Incorporation:  Texas
Date of Incorporation:   1/24/83
Qualified:  Texas

TILX LIP, LLC
Delaware Limited Liability Company

TILX GPI, LLC
Delaware Limited Liability Company

TRANSCISCO TRADING COMPANY
State of Incorporation:  Delaware
Date of Incorporation: 10/28/89
Qualified:  Delaware, California, Texas


                                Schedule 3.11 - 4

TRANSIT MIX CONCRETE - BAYTOWN, INC.
State of Incorporation:  Texas
Date of Incorporation:   9/11/98
Qualified:  Texas

TRANSIT MIX CONCRETE & MATERIALS COMPANY
State of Incorporation:  Delaware
Date of Incorporation:   9/26/91
Qualified:  Delaware, Texas, Colorado

TRANSIT MIX CONCRETE & MATERIALS COMPANY OF LOUISIANA
State of Incorporation:  Delaware
Date of Incorporation:   4/20/94
Qualified:  Delaware, Louisiana

TRANSIT MIX CONCRETE & MATERIALS COMPANY OF MIDLAND
State of Incorporation:  Delaware
Date of Incorporation:   4/20/94
Qualified:  Delaware, Texas

TRIADAS, LLC
State of Incorporation:  Delaware
Date of Incorporation:   7/11/01
Qualified:  Delaware

TRIMODUS, INC.
State of Incorporation:  Delaware
Date of Incorporation:   5/3/00
Qualified:  Delaware

TRIN MANUFACTURING SYSTEMS, INC.
State of Incorporation:  Delaware
Date of Incorporation:   12/20/00
Qualified:  Delaware


                                Schedule 3.11 - 5

TRINITY a-VENTURES, INC.
State of Incorporation:  Delaware
Date of Incorporation:   9/11/00
Qualified:  Delaware, Texas

TRINITY BALCO, INC.
State of Incorporation:  Delaware
Date of Incorporation:   12/28/89
Qualified:  Delaware

TRINITY CASTINGS, INC.
State of Incorporation:  Delaware
Date of Incorporation:   7/24/97
Qualified:  Delaware

TRINITY DIFCO, INC.
State of Incorporation:  Delaware
Date of Incorporation:   8/10/93
Qualified:  Delaware, Ohio

TRINITY EE, INC.
State of Incorporation:  Delaware
Date of Incorporation:   6/26/97
Qualified:  Delaware, Missouri, Texas

TRINITY EQUIPMENT CO., INC.
State of Incorporation:  Delaware
Date of Incorporation:   5/6/91
Qualified:  Delaware, Texas

TRINITY EQUIPMENT MANUFACTURING CO.
State of Incorporation:  Delaware
Date of Incorporation:   7/30/99
Qualified:  Delaware, New York, Florida, Texas

TRINITY E-VENTURES, INC.
State of Incorporation:  Delaware
Date of Incorporation:   3/17/00
Qualified:  Delaware, Texas

TRINITY FINANCIAL SERVICES, INC.
State of Incorporation:  Delaware
Date of Incorporation:   8/21/96
Qualified:  Delaware

                                Schedule 3.11 - 6

TRINITY FITTING & FLANGE GROUP, INC.
State of Incorporation:  Delaware
Date of Incorporation:   8/10/95
Qualified:  Delaware, Arkansas, Indiana, Texas, Oklahoma, Mississippi, Kentucky

TRINITY HH, INC.
State of Incorporation:  Delaware
Date of Incorporation:   7/22/97
Qualified:  Delaware

TRINITY HIGHWAY SAFETY PRODUCTS, INC.
State of Incorporation:  Delaware
Date of Incorporation:   7/30/99
Qualified:  Delaware

TRINITY INDUSTRIES BUFFALO, INC.
State of Incorporation:  Delaware
Date of Incorporation:   6/26/97
Qualified:  Delaware, Connecticut, New York, Tennessee, Texas, Alabama

TRINITY INDUSTRIES FOUNDATION
State of Incorporation:  Texas
Date of Incorporation:   6/16/99
Qualified:  Texas

TRINITY INDUSTRIES, INC.
State of Incorporation:  Delaware
Date of Incorporation:   8/4/86
Qualified: Delaware, Alabama, Arizona, Arkansas, Florida, Georgia, Illinois, Indiana, Kentucky, Louisiana, Mississippi, North Carolina, Ohio, Oklahoma, Pennsylvania, Tennessee, Texas

TRINITY INDUSTRIES INTERNATIONAL, INC.
State of Incorporation:  Delaware
Date of Incorporation:   4/20/94
Qualified:  Delaware

TRINITY INDUSTRIES, INC. OF LOUISIANA
State of Incorporation:  Delaware
Date of Incorporation:   12/28/92
Qualified:  Delaware, Louisiana

TRINITY INDUSTRIES LEASING COMPANY
State of Incorporation:  Delaware
Date of Incorporation:   12/23/87
Qualified:  Delaware, Illinois, Texas

                                Schedule 3.11 - 7

TRINITY INDUSTRIES RAILCAR CORPORATION
State of Incorporation:  Delaware
Date of Incorporation:   3/14/96
Qualified:  Delaware

TRINITY INDUSTRIES REAL PROPERTIES, INC.
State of Incorporation:  Delaware
Date of Incorporation:   1/19/93
Qualified:  Delaware, Texas, Georgia, Mississippi, Pennsylvania

TRINITY INDUSTRIES SECURITY, INC.
State of Incorporation:  Texas
Date of Incorporation:   6/7/84
Qualified:  Texas

TRINITY INDUSTRIES TRANSPORTATION, INC.
State of Incorporation:  Texas
Date of Incorporation:   12/31/74
Qualified: Arkansas, Kentucky, Louisiana, North Carolina, Missouri, Pennsylvania, Texas, Ohio, Utah

TRINITY INFORMATION SYSTEMS, INC.
State of Incorporation:  Delaware
Date of Incorporation:   4/5/93
Qualified:  Delaware, Texas

TRINITY JJ, INC.
STATE OF INCORPORATION:  DELAWARE
DATE OF INCORPORATION:   10/26/98
QUALIFIED:  DELAWARE

TRINITY KK, INC.
State of Incorporation:  Delaware
Date of Incorporation:   10/26/98
Qualified:  Delaware


                                Schedule 3.11 - 8

TRINITY MARINE PRODUCTS, INC.
State of Incorporation:  Delaware
Date of Incorporation:   3/14/96
Qualified:  Delaware, Louisiana, Missouri, Tennessee, Kentucky

TRINITY MATERIALS, INC.
State of Incorporation:  Delaware
Date of Incorporation:   4/5/93
Qualified:  Delaware, Texas

TRINITY MINING SERVICES, INC.
State of Incorporation:  Delaware
Date of Incorporation:   9/14/93
Qualified:  Delaware, Alabama

TRINITY MOBILE RAILCAR REPAIR, INC.
State of Incorporation:  Delaware
Date of Incorporation:   10/20/93
Qualified: Delaware, Arizona, Illinois, Kansas, Louisiana, Nebraska, New Mexico, New York, Ohio, Pennsylvania, Tennessee, Texas, Utah

TRINITY Q, INC.
State of Incorporation:  Delaware
Date of Incorporation:   11/1/94
Qualified:  Delaware, Ohio

TRINITY RAIL, INC.
State of Incorporation:  Delaware
Date of Incorporation:   10/31/85
Qualified:  Delaware, Texas, California

TRINITY RAIL LEASING I L.P.
Texas Limited Partnership

TRINITY RAIL MANAGEMENT, INC.
State of Incorporation:  Delaware
Date of Incorporation:   8/2/90
Qualified:  Delaware, California, Texas, Washington

TRINITY RAIL SERVICES, INC.
State of Incorporation:  California
Date of Incorporation:   2/15/91
Qualified: Georgia, California, Illinois, Iowa, Michigan, Montana, West Virginia, Texas, Missouri

                                Schedule 3.11 - 9

TRINITY S-VENTURES, INC.
State of Incorporation:  Delaware
Date of Incorporation:   4/6/00
Qualified:  Delaware

TRINITY STRUCTURAL TOWERS, INC.
State of Incorporation:  Delaware
Date of Incorporation:   3/17/00
Qualified:  Delaware, Texas

TRINITY v-ALLIANCES, INC.
State of Incorporation:  Delaware
Date of Incorporation:   9/12/00
Qualified:  Delaware

TRINSERV ALLIANCE, INC.
STATE OF INCORPORATION:  DELAWARE
DATE OF INCORPORATION: 10/19/00
QUALIFIED:  DELAWARE

TRIPLE J SECURITIES, INC.
State of Incorporation:  Delaware
Date of Incorporation:   8/21/96
Qualified:  Delaware

TRN BUSINESS TRUST
State of Incorporation:  Delaware
Date of Incorporation:   3/14/96
Qualified:  Delaware

TRN, INC.
State of Incorporation:  Delaware
Date of Incorporation:   8/10/95
Qualified:  Delaware, Texas

TRN INVESTMENT COMPANY
State of Incorporation:  Delaware
Date of Incorporation:   10/25/99
Qualified:  Delaware

VENTEXE.COM, INC.
State of Incorporation:  Delaware
Date of Incorporation:   7/17/00
Qualified:  Delaware

                               Schedule 3.11 - 10

WALDORF PROPERTIES, INC.
State of Incorporation:  Delaware
Date of Incorporation:   3/14/96
Qualified:  Delaware, Maryland, Alabama


                               Schedule 3.11 - 11

                                FOREIGN COMPANIES


APROMAT, S.A.
Romania

ASTRA VAGOANE ARAD, S.A.
Romania

TRINITY INDUSTRIES INTERNATIONAL HOLDINGS AG
Switzerland

MEVA, S.A.
Romania

TRINITY INDUSTRIES GMBH
Switzerland

TRINITY ARGENTINA
Argentina

TRINITY RAIL DO BRAZIL
Brazil

WAGONMARKET SPOL. S R.O.
Slovakia

GRUPO TATSA, S DE R.L. DE C.V
Mexico

TRINITY INDUSTRIES DE MEXICO, S. DE R.L. DE C.V.
Mexico

OFE, S. DE R.L. DE C.V.
Mexico

ASISTENCIA PROFESSIONAL CORPORATIVA, S. DE R.L. DE C.V.
Mexico


                               Schedule 3.11 - 12

SERVICIOS CORPORATIVOS TATSA, S. DE R.L. DE C.V.
Mexico




                               Schedule 3.11 - 13

                              MATERIAL SUBSIDIARIES



                    TRANSIT MIX CONCRETE & MATERIALS COMPANY

                       TRINITY INDUSTRIES LEASING COMPANY

                          TRINITY MARINE PRODUCTS, INC.









                               Schedule 3.11 - 14

                                  SCHEDULE 3.13

                                EMPLOYEE MATTERS


COLLECTIVE BARGAINING AGREEMENTS



LOCATION                         UNION
--------                         -----
Butler, PA                       United Steelworkers (USW)

Centerville, UT                  United Steelworkers (USW)

Cincinnati, OH                   United Steelworkers (USW)

Cynthiana, KY                    United Steelworkers (USW)

Girard, OH                       United Steelworkers (USW)

Johnstown, PA                    United Steelworkers (USW)

Kutztown, PA                     Glass, Molders, etc.
(McConway & Torley)

Russelville, AR                  Boilermakers



                                Schedule 3.13 - 1

                                  SCHEDULE 6.01

                              EXISTING INDEBTEDNESS


                                                             INTEREST    DATE OF        DATE          BALANCE
PAYEE                                                          RATE       NOTE          DUE          @ 03/31/01
-----                                                        --------   --------      --------       ----------
TRINITY
Montgomery, AL IRB                                            9.250%    08/01/80      08/01/05      $ 1,080,000
Pennsylvania Industrial Dev. Authority (PIDA)                 6.000     11/18/88      10/01/08          187,994
Highland Parts                                                8.000     04/04/00      08/01/03          399,078
                                                                                                    -----------
                                                                                                      1,667,072
LEASING
Equip. Trust Series 8                                         9.440     09/09/91      09/03/01       13,617,500
Equip. Trust Series 9                                         8.240     06/30/92      06/30/02        5,147,565
Equip. Trust Series 10                                        7.650     12/30/92      12/30/02        9,242,091
Equip. Trust Series 11                                        6.960     06/24/93      06/24/03        6,345,780
Capital Lease (GECC)                                         11.306     06/01/85      05/31/03        4,162,877
                                                                                                    -----------
                                                                                                     38,515,813
MCCONWAY & TORLEY
State of Pennsylvania                                         3.000     02/01/97      02/01/04          215,087

TRINITY INDUSTRIES RAILCAR CORP
Transport Capital                                             8.000     12/15/00      06/30/15        3,021,440
Transport Capital                                             8.000     12/15/00      06/30/15          422,993

TOTAL                                                                                               $43,842,405




                                Schedule 6.01- 1

                                  SCHEDULE 6.02

                                 EXISTING LIENS


               Equipment Trust Certificate Financings (Series 8, 9, 10, 11) Capital Lease Financing with GECC
               Industrial Revenue Bond Financing -- Montgomery,
               Alabama
               TRLI Equipment Lease Transaction (SPE)
               PIDA Financing -- Butler, PA







                                Schedule 6.02 - 1

                                  SCHEDULE 6.03

                              PERMITTED ASSET SALES


         Assets or Entities where the property listed is substantially all of the assets of a subsidiary.


         PROPERTY                            SUBSIDIARY
         --------                            ----------
         Anniston, AL #407                   McConway & Torley - Anniston, Inc.

         Bessemer, AL #(20) 418              Waldorf Properties, Inc.

         Hamburg, NY #61                     Trinity Industries Buffalo, Inc.

         Findlay, OH #374                    Difco, Inc.

         Houston, TX #44 (Platzer)           Platzer Shipyard, Inc.

         Johnstown, PA #139                  Trinity Industries Real Properties, Inc.

         Leesburg, FL #448                   Trinity Equipment Manufacturing Company

         Springville, NY #445                Trinity Equipment Manufacturing Company


         Other Assets Permitted for Sale:



         PROPERTY                            PROPERTY
         --------                            --------
         Ackerman, MS #53                    Houston, TX #62

         Birmingham, AL #66                  Houston, TX #05

         Cynthiana, KY #369                  Jacksonville, FL #12

         Dallas, TX Motor Bank Property      Kutztown, PA #404

         Dallas, TX #74                      Mt. Orab, OH #101

         Ft. Worth, TX #68                   Madisonville, LA

         Grapevine, TX                       Montgomery, AL

         Greenville, PA #102                 Texas Gulf Properties


                                Schedule 6.03 - 1

                                  SCHEDULE 6.04

                              EXISTING INVESTMENTS



                                                       REMAINING
                                                      INVESTMENT
COMPANY                           INTEREST            COMMITMENT
-------                           --------            ----------
Transport Capital                     17.0%            $ -0-
American Made                         35.0              5.0 mil
Communispace                           3.0               -0-
Townsend Tarnell                       3.5               -0-
GoFigure Technologies                 27.0               -0-
Vellis Knowledge                      25.0               -0-
EPCAD                                 25.0               -0-
7th View                              21.0               -0-
Q-Hire                                15.0               -0-
Media Truck                           10.0               -0-
Alpha Biosystems                      17.0               -0-
K2Share                               50.0              3.4 mil
e-World Freight                        5.0               -0-
Iktan                                  1.0               -0-
Worldo                                 5.0               -0-
Starguide Digital                      1.0               -0-
Hybrigen                               2.0               -0-
                                                       -----
TOTAL                                                  $8.4 MIL
                                                       =====



                                Schedule 6.04 - 1

                                  SCHEDULE 6.08

                              EXISTING RESTRICTIONS


                    Equipment Trust Agreements 8, 9, 10 & 11
                    TRLI Equipment Lease Transaction




                                Schedule 6.08 - 1